Exhibit 99.2

FIRST QUARTER 2015

SUPPLEMENTAL DATA

MARCH 31, 2015

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Forward-looking Statement

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2015 that will be released on Form 10-Q to be filed on or before May 11, 2015.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-20

Selected Financial Data	21-24
Debt Summary Schedule	25-27
Summary of Ground Lease Arrangements	28

Debt and Preferred Equity Investments	29-31

Selected Property Data
Composition of Property Portfolio	32-38
Largest Tenants	39
Tenant Diversification	40
Leasing Activity Summary	41-44
Annual Lease Expirations	45-47

Summary of Real Estate Acquisition/Disposition Activity	48-52
Corporate Information	53
Analyst Coverage	54
Supplemental Definitions	55

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

FIRST QUARTER 2015 HIGHLIGHTS UNAUDITED

Summary

New York, NY, April 22, 2015 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, for the quarter ended March 31, 2015 of $155.5 million, or $1.51 per share, before transaction costs of $1.1 million, or $0.01 per share, as compared to FFO for the same period in 2014 of $152.5 million, or $1.54 per share, before transaction costs of $2.5 million, or $0.02 per share.  Prior year FFO included the recognition of $10.1 million, or $0.10 per share, of interest income on a mezzanine investment that was previously on non-accrual.

Net income attributable to common stockholders for the quarter ended March 31, 2015 totaled $43.3 million, or $0.44 per share, compared to net income attributable to common stockholders of $146.1 million, or $1.53 per share for the same period in 2014, inclusive of gains recognized on the sales of real estate of $104.6 million, $1.06 per share.

All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity

For the quarter ended March 31, 2015, the Company reported consolidated revenues and operating income of $396.3 million and $233.0 million, respectively, compared to $362.4 million and $212.6 million, respectively, for the same period in 2014.

Same-store cash NOI on a combined basis increased by 3.0 percent to $169.8 million for the quarter as compared to the same period in 2014.  For the quarter ended March 31, 2015, consolidated property same-store cash NOI increased by 2.3 percent to $149.8 million and unconsolidated joint venture property same-store cash NOI increased by 8.8 percent to $20.0 million, as compared to the same period in 2014.

During the first quarter, the Company signed 44 office leases in its Manhattan portfolio totaling 466,248 square feet.  Fifteen leases comprising 314,278 square feet represented office leases that replaced previous vacancy. Twenty-nine leases comprising 151,970 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $68.26 per rentable square foot, representing a 17.1 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the first quarter was 10.3 years and average tenant concessions were 7.2 months of free rent with a tenant improvement allowance of $64.93 per rentable square foot.  Tenant improvement allowances trended higher than average as a result of a high proportion of leasing at 280 Park Avenue.

Manhattan same-store occupancy increased to 95.9 percent at March 31, 2015, inclusive of 103,319 square feet of leases signed but not yet commenced, as compared to 94.9 percent at March 31, 2014 and 95.7 percent at December 31, 2014.

During the first quarter, the Company signed 33 office leases in the Suburban portfolio totaling 210,910 square feet.  Eleven leases comprising 96,141 square feet represented office leases

FIRST QUARTER 2015 HIGHLIGHTS UNAUDITED

that replaced previous vacancy. Twenty-two leases comprising the remaining 114,769 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $32.93 per rentable square foot, representing a 7.1 percent decrease over the previously fully escalated rents on the same office spaces.  Excluding Jericho Plaza, the Company’s only property on Long Island, the mark-to-market on those replacement leases represented a 4.7 percent decrease over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first quarter was 7.3 years and average tenant concessions were 5.6 months of free rent with a tenant improvement allowance of $29.48 per rentable square foot.

Same-store occupancy for the Company’s Suburban portfolio was 83.5 percent at March 31, 2015, inclusive of 153,378 square feet of leases signed but not yet commenced, as compared to 82.1 percent at March 31, 2014 and 84.0 percent at December 31, 2014.  Excluding Jericho Plaza, same-store occupancy for the Company’s Suburban portfolio was 84.7 percent at March 31, 2015, inclusive of 125,510 square feet of leases signed but not yet commenced, as compared to 81.6 percent at March 31, 2014 and 83.7 percent at December 31, 2014.

Significant leases that were signed during the first quarter included:

•                  New lease on 128,993 square feet with Franklin Templeton Companies LLC for 16.0 years at 280 Park Avenue;

•                  New lease on 98,740 square feet with New Advisory L.P. for 10.5 years at 280 Park Avenue;

•                  Early renewal and expansion on 25,854 square feet with P. Schoenfeld Asset Management at 1350 Avenue of the Americas, bringing the remaining lease term to 9.6 years;

•                  New 17,850 square foot office lease with Swarovski North America Ltd, encompassing two floors for 11.3 years at 10 East 53rd Street;

•                  Early renewal and expansion on 17,750 square feet with U.S. Specialty Insurance Company at 600 Lexington Avenue, bringing the remaining lease term to 10.5 years;

•                  New retail lease on 2,845 square feet with Swatch for 15.5 years on the ground floor of 1515 Broadway; and

•                  New retail lease on 2,773 square feet with Diesel for 10.6 years for a new flagship store at 625 Madison Avenue.

FIRST QUARTER 2015 HIGHLIGHTS UNAUDITED

Marketing, general and administrative, or MG&A, expenses for the quarter ended March 31, 2015 were $25.5 million, which is consistent with the Company’s expectations for the first quarter and reflects the impact of stock based compensation related charges as a result of the issuance of stock based awards in the first quarter.

Real Estate Investment Activity

In March, the Company acquired additional ownership interests in the 526,000 square foot office building at 800 Third Avenue. The Company, which originally acquired a stake in the property in 2006, increased its ownership percentage to 60.50 percent as a result of the transactions.

In February, the Company significantly expanded its presence in the New York City residential market when it closed on its acquisition of a stake in the 22-building, 2.6 million square foot Stonehenge portfolio, which was comprised of 2,724 rental apartments and 88,984 square feet of retail space as of closing. As a result of the transaction, the Company now owns a 50 percent share in both the partnership interests and promotes in the portfolio held through entities affiliated with Stonehenge.

In January, the Company, together with its joint venture partner, closed on the sale of 180 Maiden Lane for a gross sales price of $470.0 million, generating net proceeds to the Company of $120.5 million and resulting in an internal rate of return on the investment of approximately 16.0 percent.

Debt and Preferred Equity Investment Activity

The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.5 billion at March 31, 2015.  During the first quarter, the Company originated and retained new debt and preferred equity investments totaling $230.7 million, of which $142.0 million was funded during the quarter, at a weighted average current yield of 9.70 percent, and recorded $28.5 million of principal reductions from investments that were sold or repaid.  As of March 31, 2015, the debt and preferred equity investment portfolio had a weighted average maturity of 1.9 years, excluding any extension options, and had a weighted average yield during the first quarter of 10.37 percent.

Financing and Capital Activity

In March, the Company and its joint venture partner refinanced the previous $229.6 million floating rate mortgage at 3 Columbus Circle with a new $350.0 million 10-year mortgage which bears interest at a fixed rate of 3.61 percent.

In March, the Company repaid the $120.0 million mortgage on 711 Third Avenue, further increasing the Company’s unencumbered asset base.

In January, the Company closed on the modification and extension of the $1.2 billion revolving line of credit portion of its $2.0 billion unsecured corporate credit facility. The maturity date of the revolving line of credit was extended from March 2018 to March 2020 and the cost was reduced by 25 basis points.

FIRST QUARTER 2015 HIGHLIGHTS UNAUDITED

In January, Standard & Poor’s Ratings Services upgraded the Company’s ratings outlook from Stable to Positive.  In March, Moody’s Investors Service upgraded the Company’s senior unsecured debt rating to an investment grade rating of Baa3, from Ba1, with a stable outlook. These rating actions follow the upgrade to an investment grade rating of BBB- that the Company obtained from Fitch Ratings in October 2014.  These upgrades acknowledge the Company’s credit quality, focus on balance sheet management and leadership position as an owner and operator in the New York City market.

In March, in recognition of its stature among U.S. publicly traded companies, the Company was added to the S&P 500 Index, which is widely recognized as the leading indicator of domestic stock performance.

In April, the Company was recognized by the U.S. Environmental Protection Agency (EPA) as a 2015 ENERGY STAR Partner of the Year for its efforts to strategically manage and improve energy efficiency across its entire Manhattan and Suburban New York City portfolios.  The 2015 Partner of the Year Award is given to organizations for their contributions toward superior energy efficiency and reducing greenhouse gas emissions. From 2010 through 2014, the Company has invested more than $35 million toward energy efficiency projects, which have resulted in significant savings of more than $10 million per year, and has increased the number of properties with an ENERGY STAR Label from 1.0 million square feet to 10.4 million square feet.

Dividends

During the first quarter of 2015, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.60 per share of common stock, which was paid on April 15, 2015 to stockholders of record on the close of business on March 31, 2015; and

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period January 15, 2015 through and including April 14, 2015, which was paid on April 15, 2015 to stockholders of record on the close of business on March 31, 2015, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data March 31, 2015 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2015		12/31/2014		9/30/2014		6/30/2014		3/31/2014

Earnings Per Share
Net income available to common stockholders - diluted	$0.44		$0.59		$0.68		$2.46		$1.53
Funds from operations available to common stockholders - diluted	$1.50		$1.43		$1.28		$1.62		$1.52
Reported funds available for distribution to common stockholders - diluted	$1.04		$0.94		$(0.07)		$1.09		$1.18
Recurring funds available for distribution to common stockholders - diluted	$1.09		$1.11		$0.75		$1.21		$1.29

Common Share Price & Dividends
At the end of the period	$128.38		$119.02		$101.32		$109.41		$100.62
High during period	$134.00		$123.10		$111.86		$112.79		$100.62
Low during period	$121.32		$101.23		$101.32		$107.89		$90.96
Common dividend per share	$0.60		$0.60		$0.50		$0.50		$0.50

FFO payout ratio (trailing 12 months)	37.8%		35.9%		34.5%		31.2%		30.1%
Reported FAD payout ratio (trailing 12 months)	73.0%		66.7%		70.4%		45.7%		43.5%
Recurring FAD payout ratio (trailing 12 months)	52.8%		48.1%		49.1%		41.5%		40.3%

Common Shares & Units
Common shares outstanding	99,533		97,325		95,945		95,587		95,318
Units outstanding	3,913		3,973		3,735		3,500		3,000
Total common shares and units outstanding	103,446		101,298		99,680		99,087		98,318

Weighted average common shares and units outstanding - basic	102,366		100,561		99,319		98,970		98,196
Weighted average common shares and units outstanding - diluted	103,019		101,034		99,706		99,484		98,716

Market Capitalization
Market value of common equity	$13,280,397		$12,056,488		$10,099,578		$10,841,109		$9,892,757
Liquidation value of preferred equity/units	340,915		301,115		303,115		279,550		279,550
Consolidated debt	8,089,085		8,432,729		8,736,352		8,357,632		7,195,419
Consolidated market capitalization	$21,710,397		$20,790,332		$19,139,045		$19,478,291		$17,367,726
SLG portion of JV debt	1,693,466		1,601,340		1,394,788		1,412,618		1,916,123
Combined market capitalization	$23,403,863		$22,391,672		$20,533,833		$20,890,909		$19,283,849

Consolidated debt to market capitalization	37.3%		40.6%		45.6%		42.9%		41.4%
Combined debt to market capitalization	41.8%		44.8%		49.3%		46.8%		47.2%

Consolidated debt service coverage (trailing 12 months)	2.60	x	2.53	x	2.53	x	2.57	x	2.47	x
Consolidated fixed charge coverage (trailing 12 months)	2.30	x	2.24	x	2.24	x	2.26	x	2.13	x
Combined debt service coverage (trailing 12 months)	2.31	x	2.26	x	2.24	x	2.25	x	2.16	x
Combined fixed charge coverage (trailing 12 months)	2.07	x	2.03	x	2.01	x	2.02	x	1.91	x

Supplemental Information	First Quarter 2015

SL Green Realty Corp. Key Financial Data March 31, 2015 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014

Selected Balance Sheet Data
Real estate assets before depreciation	$13,978,464	$14,536,503	$14,564,675	$13,952,995	$12,341,269
Investments in unconsolidated joint ventures	$1,244,185	$1,172,020	$996,842	$971,926	$1,061,704
Debt and preferred equity investments	$1,548,739	$1,408,804	$1,432,951	$1,547,808	$1,493,725
Cash and cash equivalents	$330,770	$281,409	$253,520	$308,103	$447,162
Investment in marketable securities	$47,716	$39,429	$39,293	$39,912	$32,130

Total assets	$17,080,732	$17,096,587	$17,237,109	$16,717,736	$15,363,289

Fixed rate & hedged debt	$6,016,084	$6,140,787	$5,941,950	$5,905,031	$5,593,899
Variable rate debt	2,073,000	2,038,000	2,347,000	2,261,351	1,601,520
Total consolidated debt	$8,089,084	$8,178,787	$8,288,950	$8,166,382	$7,195,419

Total liabilities	$8,927,560	$9,096,732	$9,419,267	$9,016,134	$7,897,297

Fixed rate & hedged debt - including SLG portion of JV debt	$6,973,410	$6,898,199	$6,526,496	$6,489,898	$6,683,185
Variable rate debt - including SLG portion of JV debt	2,809,140	2,881,928	3,157,242	3,089,102	2,428,357
Total combined debt	$9,782,550	$9,780,127	$9,683,738	$9,579,000	$9,111,542

Selected Operating Data
Property operating revenues	$344,298	$338,356	$335,119	$318,184	$293,783
Property operating expenses	(140,688)	(137,452)	(135,747)	(128,942)	(130,292)
Property operating NOI	$203,610	$200,904	$199,372	$189,242	$163,491
NOI from discontinued operations	488 (1)	5,441	7,750	10,661	13,938
Total property operating NOI - consolidated	$204,098	$206,345	$207,122	$199,903	$177,429
SLG share of property NOI from JVs	35,054	34,757	33,232	41,508	49,320
Total property operating NOI - combined	$239,152	$241,102	$240,354	$241,411	$226,749
Investment income	42,069	41,048	43,969	39,714	54,084
Other income	9,932	7,223	11,186	22,734	14,578
Marketing general & administrative expenses	(25,464)	(22,710)	(22,649)	(23,872)	(23,257)
EBITDA - combined	$265,689	$266,663	$272,860	$279,987	$272,154

(1) Includes the results of operations of 180 Maiden Lane, which was sold in January 2015.

Supplemental Information	First Quarter 2015

SL Green Realty Corp. Key Financial Data March 31, 2015 (Dollars in Thousands Except Per Share)

Manhattan Properties

	As of or for the three months ended
	3/31/2015		12/31/2014	9/30/2014	6/30/2014	3/31/2014

Selected Operating Data
Property operating revenues	$306,206		$300,026	$297,411	$280,020	$257,227
Property operating expenses	116,733		114,297	112,153	105,077	110,338
Property operating NOI	$189,473		$185,729	$185,258	$174,943	$146,889
NOI from discontinued operations	490	(1)	5,438	7,749	10,688	13,935
Total property operating NOI - consolidated	$189,963		$191,167	$193,007	$185,631	$160,824

Other income - consolidated	$5,211		$1,544	$285	$384	$157

SLG share of property NOI from unconsolidated JV	$30,823		$31,039	$29,909	$34,935	$43,646

Portfolio Statistics
Consolidated office buildings in service	23		23	23	23	23
Unconsolidated office buildings in service	7		7	7	7	10
	30		30	30	30	33

Consolidated office buildings in service - square footage	18,429,045		18,429,045	18,429,045	18,429,045	17,306,045
Unconsolidated office buildings in service - square footage	3,476,115		3,476,115	3,476,115	3,476,115	6,465,415
	21,905,160		21,905,160	21,905,160	21,905,160	23,771,460

Quarter end occupancy- same store - combined office (consolidated + JV)	95.4	%(2)	94.7%	94.8%	93.6%	93.3%

Office Leasing Statistics
Total office leases commenced	47		37	56	34	65

Commenced office square footage filling vacancy	113,796		72,334	164,096	106,953	124,181
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	186,511		231,343	565,219	207,985	368,464
Total office square footage commenced	300,307		303,677	729,315	314,938	492,645

Average starting cash rent psf - office leases commenced	$62.99		$59.49	$64.20	$54.18	$60.15
Previously escalated cash rent psf - office leases commenced	$57.67		$51.85	$53.98	$53.90	$54.15
Increase in new cash rent over previously escalated cash rent (3)	9.2%		14.7%	18.9%	0.5%	11.1%
Average lease term	8.1		10.6	10.3	13.2	5.6
Tenant concession packages psf	$45.05		$40.41	$46.60	$49.47	$27.66
Free rent months	4.2		5.0	2.1	6.0	2.3

(1) Includes the results of operations of 180 Maiden Lane, which was sold in January 2015.

(2) Manhattan same-store occupancy, inclusive of 103,319 square feet of leases signed but not yet commenced, is 95.9% as of March 31, 2015, as compared to 94.9% at March 31, 2014 and 95.7% at December 31, 2014.

(3) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	First Quarter 2015

SL Green Realty Corp. Key Financial Data March 31, 2015 (Dollars in Thousands Except Per Share)

Suburban Properties

	As of or for the three months ended
	3/31/2015		12/31/2014	9/30/2014	6/30/2014	3/31/2014

Selected Operating Data
Property operating revenues	$29,170		$29,969	$29,230	$29,732	$28,501
Property operating expenses	16,797		15,341	15,925	16,505	13,836
Property operating NOI	$12,373		$14,628	$13,305	$13,227	$14,665
NOI from discontinued operations	—		—	—	—	—
Total property operating NOI - consolidated	$12,373		$14,628	$13,305	$13,227	$14,665

Other income - consolidated	$299		$299	$1,141	$546	$1,020

SLG share of property NOI from unconsolidated JV	$966		$1,119	$1,152	$1,245	$1,434

Portfolio Statistics
Consolidated office buildings in service	27		27	27	27	27
Unconsolidated office buildings in service	4		4	4	4	4
	31		31	31	31	31

Consolidated office buildings in service - square footage	4,365,400		4,365,400	4,365,400	4,365,400	4,365,400
Unconsolidated office buildings in service - square footage	1,222,100		1,222,100	1,222,100	1,222,100	1,222,100
	5,587,500		5,587,500	5,587,500	5,587,500	5,587,500

Quarter end occupancy- same store - combined office (consolidated + JV)	80.8	%(1)	81.7%	80.5%	81.0%	80.4%

Office Leasing Statistics
Total office leases commenced	31		34	29	22	38

Commenced office square footage filling vacancy	39,609		138,822	53,218	32,865	61,559
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	122,986		130,333	118,938	38,562	91,640
Total office square footage commenced	162,595		269,155	172,156	71,427	153,199

Average starting cash rent psf - office leases commenced	$34.78		$32.74	$31.47	$33.96	$30.86
Previously escalated cash rent psf - office leases commenced	$34.99		$33.22	$31.63	$33.44	$30.10
(Decrease) increase in new cash rent over previously escalated cash rent (2)	-0.6%		-1.5%	-0.5%	1.5%	2.5%
Average lease term	6.5		9.0	8.4	6.5	7.2
Tenant concession packages psf	$14.30		$29.99	$28.83	$26.12	$21.01
Free rent months	4.7		8.2	5.6	3.4	3.4

(1) Suburban same-store occupancy, inclusive of 153,378 square feet of leases signed but not yet commenced, is 83.5% as of March 31, 2015, as compared to 82.1% at March 31, 2014 and 84.0% at December 31, 2014.

(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	First Quarter 2015

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Assets
Commercial real estate properties, at cost:
Land & land interests	$3,830,787	$3,844,518	$3,833,305	$3,466,587	$3,112,013
Buildings & improvements fee interest	8,697,145	8,778,593	8,679,637	8,843,315	7,767,616
Buildings & improvements leasehold	1,423,087	1,418,585	1,405,255	1,390,004	1,375,007
Buildings & improvements under capital lease	27,445	27,445	27,445	27,445	27,445
	13,978,464	14,069,141	13,945,642	13,727,351	12,282,081
Less accumulated depreciation	(1,973,674)	(1,905,165)	(1,826,027)	(1,769,428)	(1,695,568)
Net real estate	12,004,790	12,163,976	12,119,615	11,957,923	10,586,513
Other real estate investments:
Investment in unconsolidated joint ventures	1,244,185	1,172,020	996,842	971,926	1,061,704
Debt and preferred equity investments, net	1,548,739	1,408,804	1,432,951	1,547,808	1,493,725

Assets held for sale, net	—	462,430	753,457	339,809	63,925
Cash and cash equivalents	330,770	281,409	253,520	308,103	447,162
Restricted cash	128,834	149,176	159,303	157,225	154,492
Investment in marketable securities	47,716	39,429	39,293	39,912	32,130
Tenant and other receivables, net of $18,047 reserve at 3/31/15	50,156	57,369	64,184	51,844	47,296
Related party receivables	12,088	11,735	13,262	8,915	19,947
Deferred rents receivable, net of reserve for tenant credit loss of $26,480 at 3/31/15	408,229	374,944	364,284	354,388	378,980
Deferred costs, net	326,555	327,962	310,860	300,043	261,542
Other assets	978,670	647,333	729,538	679,840	815,873

Total Assets	$17,080,732	$17,096,587	$17,237,109	$16,717,736	$15,363,289

Supplemental Information	First Quarter 2015

COMPARATIVE BALANCE SHEETS Unaudited (Amounts in Thousands)

	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Liabilities
Mortgages and other loans payable	$5,359,043	$5,586,709	$5,890,782	$5,939,176	$4,971,022
Term loan and senior unsecured notes	2,110,041	2,107,078	2,054,168	2,127,206	2,124,397
Revolving credit facility	520,000	385,000	244,000	—	—
Accrued interest and other liabilities	162,910	137,634	127,811	128,730	112,852
Accounts payable and accrued expenses	151,427	173,246	183,001	164,215	140,346
Deferred revenue	369,626	187,148	215,527	223,394	259,929
Capitalized lease obligations	20,917	20,822	20,728	20,635	20,541
Deferred land lease payable	1,301	1,215	1,129	1,044	958
Dividends and distributions payable	65,868	64,393	53,571	53,193	52,471
Security deposits	66,427	66,614	66,659	65,166	65,077
Liabilities related to assets held for sale	—	266,873	461,891	193,375	49,704
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	8,927,560	9,096,732	9,419,267	9,016,134	7,897,297

Noncontrolling interest in operating partnership (3,913 units outstanding) at 3/31/15	498,881	469,524	381,274	379,805	298,858

Preferred Units	110,915	71,115	73,115	49,550	49,550

Equity
Stockholders’ Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $.01 par value, 160,000 shares authorized, 99,532 issued and outstanding at 3/31/15	1,032	1,010	996	993	990
Additional paid—in capital	5,572,410	5,289,479	5,130,858	5,085,965	5,049,507
Treasury stock (3,643 shares) at 3/31/15	(325,207)	(320,471)	(320,222)	(320,152)	(320,076)
Accumulated other comprehensive loss	(11,810)	(6,980)	(2,896)	(6,196)	(14,872)
Retained earnings	1,690,578	1,752,404	1,813,956	1,797,580	1,688,211
Total SL Green Realty Corp. stockholders’ equity	7,148,935	6,937,374	6,844,624	6,780,122	6,625,692

Noncontrolling interest in other partnerships	394,441	521,842	518,829	492,125	491,892

Total equity	7,543,376	7,459,216	7,363,453	7,272,247	7,117,584

Total Liabilities and Equity	$17,080,732	$17,096,587	$17,237,109	$16,717,736	$15,363,289

Supplemental Information	First Quarter 2015

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2015	2014	2014	2014
Revenues
Rental revenue, net	$303,329	$255,976	$294,189	$291,293
Escalation and reimbursement revenues	40,969	37,807	44,167	43,826
Investment income	42,069	54,084	41,048	43,969
Other income	9,932	14,578	7,223	11,186
Total Revenues, net	396,299	362,445	386,627	390,274

Equity in net income from unconsolidated joint ventures	4,030	6,128	5,756	6,034
(Loss) gain on early extinguishment of debt	(49)	3	(6,865)	(24,475)

Expenses
Operating expenses	76,777	69,909	71,165	72,111
Ground rent	8,188	8,033	8,146	8,088
Real estate taxes	55,723	52,350	58,141	55,548
Transaction related costs	1,143	2,474	2,153	2,383
Marketing, general and administrative	25,464	23,257	22,710	22,649
Total Operating Expenses	167,295	156,023	162,315	160,779

Operating Income	232,985	212,553	223,203	211,054

Interest expense, net of interest income	75,807	76,178	80,976	82,376
Amortization of deferred financing costs	6,615	3,657	6,640	6,679
Depreciation and amortization	108,337	86,515	97,273	94,443
(Gain) Loss on equity investment in marketable securities	—	—	(3,895)	—

Income from Continuing Operations	42,226	46,203	42,209	27,556

Income from discontinued operations	427	5,769	3,626	4,035
Gain on sale of discontinued operations	12,983	—	18,817	29,507
Equity in net gain on sale of joint venture interest / real estate	—	104,640	673	16,496
Purchase price fair value adjustment	—	—	—	(4,000)
Net Income	55,636	156,612	65,325	73,594

Net income attributable to noncontrolling interests	(7,670)	(6,219)	(4,002)	(4,348)
Dividends on preferred units	(951)	(565)	(800)	(820)

Net Income Attributable to SL Green Realty Corp	47,015	149,828	60,523	68,426

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,738)	(3,738)

Net Income Attributable to Common Stockholders	$43,277	$146,090	$56,785	$64,688

Earnings per Share
Net income per share (basic)	$0.44	$1.54	$0.59	$0.68
Net income per share (diluted)	$0.44	$1.53	$0.59	$0.68

Supplemental Information	First Quarter 2015

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2015	2014	2014	2014
Funds from Operations
Net Income Attributable to Common Stockholders	$43,277	$146,090	$56,785	$64,688

Depreciation and amortization	108,337	86,515	97,273	94,443
Discontinued operations depreciation adjustments	—	3,297	147	678
Joint ventures depreciation and noncontrolling interests adjustments	8,622	12,987	6,508	5,831
Net income attributable to noncontrolling interests	7,670	6,219	4,002	4,348
Gain on sale of discontinued operations	(12,983)	—	(18,817)	(29,507)
Equity in net gain on sale of joint venture property / real estate	—	(104,640)	(673)	(16,496)
Purchase price fair value adjustment	—	—	—	4,000
Non-real estate depreciation and amortization	(525)	(514)	(525)	(503)
Funds From Operations	$154,398	$149,954	$144,700	$127,482

Funds From Operations - Basic per Share	$1.51	$1.53	$1.44	$1.28

Funds From Operations - Diluted per Share	$1.50	$1.52	$1.43	$1.28

Funds Available for Distribution
FFO	$154,398	$149,954	$144,700	$127,482

Non real estate depreciation and amortization	525	514	525	503
Amortization of deferred financing costs	6,615	3,657	6,640	6,679
Non-cash deferred compensation	18,877	15,479	24,793	9,855
FAD adjustment for Joint Ventures	(8,690)	(13,919)	(8,103)	(5,885)
FAD adjustment for discontinued operations	5	(1,134)	(1,545)	(2,817)
Straight-line rental income and other non cash adjustments	(43,891)	(14,292)	(11,823)	(16,324)
Second cycle tenant improvements	(9,376)	(13,982)	(31,014)	(100,085)
Second cycle leasing commissions	(5,838)	(3,198)	(4,433)	(10,706)
Revenue enhancing recurring CAPEX	(214)	(2,289)	(2,458)	(2,402)
Non-revenue enhancing recurring CAPEX	(4,818)	(4,375)	(22,030)	(12,930)

Reported Funds Available for Distribution	$107,593	$116,415	$95,252	$(6,630)
Diluted per Share	$1.04	$1.18	$0.94	$(0.07)

1515 Broadway - Viacom capital contribution	$5,139	$3,479	$16,687	$12,924
388-390 Greenwich - Citi capital contribution	$—	$7,656	$—	$68,867
388-390 Greenwich - free rent	$20,459	$—	$—	$—

Recurring Funds Available for Distribution	$133,191	$127,550	$111,939	$75,161
Diluted per Share	$1.29	$1.29	$1.11	$0.75

First cycle tenant improvements	$2,806	$4,923	$8,549	$3,483
First cycle leasing commissions	$332	$467	$23,913	$871
Redevelopment costs	$6,657	$9,496	$21,370	$13,468
Capitalized interest	$8,439	$12,165	$6,698	$7,972

Supplemental Information	First Quarter 2015

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2014	$221,932	$1,010	$5,289,479	$(320,471)	$1,752,404	$521,842	$(6,980)	$7,459,216

Net Income attributable to SL Green					47,015	5,927		52,942
Acquisition of subsidiary interest from noncontrolling interest			7,564			(11,084)		(3,520)
Preferred dividends					(3,738)			(3,738)
Cash distributions declared ($0.60 per common share)					(59,647)			(59,647)
Cash distributions to noncontrolling interests						(122,244)		(122,244)
Other comprehensive income - unrealized gain on derivative instruments							(4,557)	(4,557)
Other comprehensive income - SLG’s share of joint venture net unrealized gain on derivative instruments							(870)	(870)
Other comprehensive income - unrealized loss on marketable securities							597	597
Proceeds from stock options exercised		1	10,298					10,299
DRIP proceeds		8	99,519					99,527
Conversion of units of the Operating Partnership to common stock		3	37,404					37,407
Reallocation of noncontrolling interests in the Operating Partnership					(45,456)			(45,456)
Issuance of common stock		10	120,591					120,601
Deferred compensation plan and stock awards, net		—	1,306	(4,736)				(3,430)
Amortization of deferred compensation plan			6,249					6,249
Balance at March 31, 2015	$221,932	$1,032	$5,572,410	$(325,207)	$1,690,578	$394,441	$(11,810)	$7,543,376

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2014	97,325,200	3,973,016	—	101,298,216	—	101,298,216

YTD share activity	2,207,617	(60,072)	—	2,147,545		2,147,545
Share Count at March 31, 2015 - Basic	99,532,817	3,912,944	—	103,445,761	—	103,445,761

Weighting factor	(1,130,945)	50,884	653,514	(426,547)		(426,547)
Weighted Average Share Count at March 31, 2015 - Diluted	98,401,872	3,963,828	653,514	103,019,214	—	103,019,214

Supplemental Information	First Quarter 2015

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	March 31, 2015		December 31, 2014		September 30, 2014
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,664,878	$732,356	$1,511,239	$720,231	$1,333,820	$621,548
Buildings and improvements	4,945,158	1,973,644	4,093,817	1,884,057	3,825,624	1,663,426
Building leasehold	22,467	11,234	18,171	9,086	13,954	6,977
Buildings & improvements under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	6,822,061	2,812,013	5,812,785	2,708,153	5,362,956	2,386,730
Less accumulated depreciation	(717,489)	(273,237)	(537,153)	(243,535)	(512,807)	(206,085)
Net real estate	6,104,572	2,538,776	5,275,632	2,464,618	4,850,149	2,180,645

Cash and cash equivalents	142,301	51,280	116,869	51,498	97,874	41,852
Restricted cash	126,902	47,722	91,917	37,110	98,098	39,195
Debt and preferred equity investments, net	145,665	145,665	145,875	145,875	99,557	99,557
Tenant and other receivables, net of $2,612 reserve at 3/31/15	44,525	18,138	39,537	16,607	45,040	19,311
Deferred rents receivable, net of reserve for tenant credit loss of $3,138 at 3/31/15	140,246	58,642	130,833	54,057	124,947	49,930
Deferred costs, net	167,343	69,152	144,280	61,462	135,785	55,750
Other assets	152,866	68,275	141,256	65,726	144,933	58,823

Total Assets	$7,024,420	$2,997,650	$6,086,199	$2,896,953	$5,596,383	$2,545,063

Mortgage loans payable	$4,354,674	$1,693,466	$3,778,704	$1,601,340	$3,498,755	$1,394,788
Accrued interest and other liabilities	13,508	6,230	13,313	6,174	8,785	3,131
Accounts payable and accrued expenses	87,803	37,601	80,206	36,584	68,016	29,981
Deferred revenue	198,708	97,055	195,819	95,816	202,188	95,381
Capitalized lease obligations	181,191	90,595	180,551	90,276	179,924	89,962
Security deposits	25,558	8,699	15,683	7,520	15,514	7,463
Equity	2,162,978	1,064,004	1,821,923	1,059,243	1,623,201	924,357

Total Liabilities and Equity	$7,024,420	$2,997,650	$6,086,199	$2,896,953	$5,596,383	$2,545,063

Supplemental Information	First Quarter 2015

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended March 31, 2015		Three Months Ended December 31, 2014		Three Months Ended March 31, 2014
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$110,142	$43,433	$97,416	$41,742	$143,268	$61,496
Escalation and reimbursement revenues	8,546	3,627	8,336	3,669	9,830	4,249
Other income	10,228	6,404	9,916	6,251	8,040	3,899
Total Revenues, net	$128,916	$53,464	$115,668	$51,662	$161,138	$69,644

Expenses
Operating expenses	$25,486	$9,734	$18,861	$8,555	$26,683	$11,970
Ground rent	2,592	1,296	2,603	1,302	2,025	972
Real estate taxes	19,376	7,380	16,008	7,048	16,936	7,382
Total Operating Expenses	$47,454	$18,410	$37,472	$16,905	$45,644	$20,324

NOI	$81,462	$35,054	$78,196	$34,757	$115,494	$49,320
Cash NOI	$74,290	$30,533	$72,629	$30,286	$102,689	$44,462

Transaction related costs, net of recoveries	$8	$7	$(30)	$(29)	$271	$73
Interest expense, net of interest income	44,007	15,255	40,794	14,000	52,336	18,703
Amortization of deferred financing costs	3,010	1,321	2,899	1,310	4,633	2,626
Depreciation and amortization	32,984	13,860	30,007	12,985	45,604	19,923
Loss on early extinguishment of debt	833	407	—	—	3,197	1,595

Net Income	$620	$4,204	$4,526	$6,491	$9,453	$6,400

Real estate depreciation	32,934	13,851	29,991	12,977	45,587	19,913
FFO Contribution	$33,554	$18,055	$34,517	$19,468	$55,040	$26,313

FAD Adjustments:
Non real estate depreciation and amortization	$3,060	$1,331	$2,915	$1,320	$3,661	$1,644
Straight-line rental income and other non-cash adjustments	(7,498)	(3,459)	(8,435)	(3,904)	(14,398)	(5,642)
Second cycle tenant improvement	(1,755)	(751)	(8,008)	(3,688)	(6,557)	(3,260)
Second cycle leasing commissions	(2,243)	(949)	(241)	(23)	(12,346)	(6,201)
Recurring CAPEX	(254)	(132)	(3,699)	(1,808)	(992)	(460)
FAD Adjustment	$(8,690)	$(3,960)	$(17,468)	$(8,103)	$(30,632)	$(13,919)

First cycle tenant improvement	$3,208	$1,466	$9,499	$4,798	$7,001	$3,472
First cycle leasing commissions	$11,332	$5,723	$2,685	$1,339	$4,895	$2,160
Redevelopment costs	$30,730	$14,414	$46,238	$23,427	$93,256	$45,843
Capitalized interest	$12,308	$6,038	$12,024	$5,821	$12,165	$6,033

Supplemental Information	First Quarter 2015

SELECTED FINANCIAL DATA Property NOI and Components of Consolidated Debt Service and Fixed Charges Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2015	2014	2014	2014
Property NOI

Property operating NOI	$203,610	$163,491	$200,904	$199,372
NOI from discontinued operations	488	13,938	5,441	7,750
Total property operating NOI - consolidated	204,098	177,429	206,345	207,122
SLG share of property NOI from unconsolidated JVs	35,054	49,320	34,757	33,232
Combined NOI	$239,152	$226,749	$241,102	$240,354
Partners’ share of property NOI - consolidated JVs	(8,784)	(11,067)	(10,442)	(9,919)
NOI - SLG share	$230,368	$215,682	$230,660	$230,435

NOI	$239,152	$226,749	$241,102	$240,354
Free rent (net of amortization)	(22,473)	(1,326)	(1,613)	(4,939)
Net FAS 141 adjustment	(14,543)	(4,289)	(5,345)	(5,816)
Straightline revenue adjustment	(13,402)	(16,588)	(15,381)	(15,929)
Allowance for S/L tenant credit loss	(912)	(1,225)	525	—
Ground lease straight-line adjustment	705	2,003	705	687
Combined Cash NOI	$188,527	$205,324	$219,993	$214,357
Partners’ share of property NOI - consolidated JVs	(7,615)	(9,888)	(8,122)	(7,715)
Cash NOI - SLG share	$180,912	$195,436	$211,871	$206,642

Components of Consolidated Debt Service and Fixed Charges

Interest expense	$75,916	$80,840	$82,645	$85,250
Principal amortization payments	7,666	10,772	11,185	11,261
Total Consolidated Debt Service	$83,582	$91,612	$93,830	$96,511

Payments under ground lease arrangements	$7,694	$8,795	$7,652	$7,612
Dividends on preferred units	951	565	800	820
Dividends on perpetual preferred shares	3,738	3,738	3,738	3,738
Total Consolidated Fixed Charges	$95,965	$104,710	$106,020	$108,681

Supplemental Information	First Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Consolidated Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Three Months Ended
	March 31,	March 31,		December 31,	September
	2015	2014	%	2014	2014
Revenues
Rental revenue, net	$258,770	$248,784	4.0%	$259,335	$255,828
Escalation & reimbursement revenues	40,294	36,541	10.3%	43,238	42,352
Other income	1,518	1,213	25.1%	1,841	1,386
Total Revenues	$300,582	$286,538	4.9%	$304,414	$299,566
Expenses
Operating expenses	$71,004	$65,296	8.7%	$65,180	$65,723
Ground rent	8,334	8,283	0.6%	8,283	8,283
Real estate taxes	55,158	50,630	8.9%	57,184	54,144
Transaction related costs, net of recoveries	—	776	0.0%	136	(99)
	$134,496	$124,985	7.6%	$130,783	$128,051

Operating Income	$166,086	$161,553	2.8%	$173,631	$171,515

Interest expense & amortization of financing costs	$48,986	$54,308	-9.8%	$51,660	$53,963
Depreciation & amortization	80,767	80,970	-0.3%	81,834	80,948

Income before noncontrolling interest	$36,333	$26,275	38.3%	$40,137	$36,604
Real estate depreciation & amortization	80,715	80,904	-0.2%	81,782	80,896

FFO Contribution	$117,048	$107,179	9.2%	$121,919	$117,500

Non—building revenue	(484)	(185)	161.6%	(430)	(225)

Transaction related costs, net of recoveries	—	776	0.0%	136	(99)
Interest expense & amortization of financing costs	48,986	54,308	-9.8%	51,660	53,963
Non-real estate depreciation	52	66	-21.2%	52	52
NOI	$165,602	$162,144	2.1%	$173,337	$171,191

Cash Adjustments
Free rent (net of amortization)	(2,265)	222	-1120.3%	(1,404)	(3,966)
Straightline revenue adjustment	(9,760)	(9,439)	3.4%	(10,365)	(10,086)
Rental income - FAS 141	(3,262)	(5,986)	-45.5%	(4,477)	(5,080)
Ground lease straight-line adjustment	400	400	0.0%	400	400
Allowance for S/L tenant credit loss	(914)	(945)	-3.3%	626	(8)
Cash NOI	$149,801	$146,396	2.3%	$158,117	$152,451

Operating Margins
NOI to real estate revenue, net	55.4%	56.8%		56.9%	57.2%
Cash NOI to real estate revenue, net	50.1%	51.3%		51.9%	50.9%

NOI before ground rent/real estate revenue, net	58.1%	59.7%		59.6%	60.0%
Cash NOI before ground rent/real estate revenue, net	52.7%	54.1%		54.5%	53.6%

Supplemental Information	First Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Joint Venture Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Three Months Ended
	March 31,	March 31,		December 31,	September
	2015	2014	%	2014	2014
Revenues
Rental revenue, net	$31,887	$30,094	6.0%	$32,106	$30,761
Escalation & reimbursement revenues	2,846	2,513	13.3%	2,758	3,045
Other income	312	274	13.9%	199	518
Total Revenues	$35,045	$32,881	6.6%	$35,063	$34,324
Expenses
Operating expenses	$6,968	$6,637	5.0%	$6,675	$6,435
Real estate taxes	5,314	4,635	14.6%	5,327	5,165
	$12,282	$11,272	9.0%	$12,002	$11,600

Operating Income	$22,763	$21,609	5.3%	$23,061	$22,724

Interest expense & amortization of financing costs	$9,099	$8,547	6.5%	$8,713	$8,609
Depreciation & amortization	10,658	9,859	8.1%	10,719	10,328

Income before noncontrolling interest	$3,006	$3,203	-6.2%	$3,629	$3,787
Real estate depreciation & amortization	10,649	9,851	8.1%	10,711	10,320

FFO Contribution	$13,655	$13,054	4.6%	$14,340	$14,107

Non—building revenue	(116)	(43)	169.8%	(38)	(124)

Interest expense & amortization of financing costs	9,099	8,547	6.5%	8,713	8,609
Non-real estate depreciation	9	8	0.0%	8	8
NOI	$22,647	$21,566	5.0%	$23,023	$22,600

Cash Adjustments
Free rent (net of amortization)	(531)	(984)	-46.0%	(778)	(974)
Straightline revenue adjustment	(1,616)	(1,835)	-11.9%	(1,469)	(800)
Rental income - FAS 141	(535)	(465)	15.1%	(555)	(645)
Ground lease straight-line adjustment	—	—	0.0%	—	—
Allowance for S/L tenant credit loss	—	71	-100.0%	—	—
Cash NOI	$19,965	$18,353	8.8%	$20,221	$20,181

Operating Margins
NOI to real estate revenue, net	64.8%	65.7%		65.7%	66.1%
Cash NOI to real estate revenue, net	57.2%	55.9%		57.7%	59.0%

NOI before ground rent/real estate revenue, net	64.8%	65.7%		65.7%	66.1%
Cash NOI before ground rent/real estate revenue, net	57.2%	55.7%		57.7%	59.0%

Supplemental Information	First Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Combined Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Three Months Ended
	March 31,	March 31,		December 31,	September
	2015	2014	%	2014	2014
Revenues
Rental revenue, net	$290,657	$278,878	4.2%	$291,441	$286,589
Escalation & reimbursement revenues	43,140	39,054	10.5%	45,996	45,397
Other income	1,830	1,487	23.1%	2,040	1,904
Total Revenues	$335,627	$319,419	5.1%	$339,477	$333,890
Expenses
Operating expenses	$77,972	$71,933	8.4%	$71,855	$72,158
Ground rent	8,334	8,283	0.6%	8,283	8,283
Real estate taxes	60,472	55,265	9.4%	62,511	59,309
Transaction related costs	—	776	0.0%	136	(99)
	$146,778	$136,257	7.7%	$142,785	$139,651

Operating Income	$188,849	$183,162	3.1%	$196,692	$194,239

Interest expense & amortization of financing costs	$58,085	$62,855	-7.6%	$60,373	$62,572
Depreciation & amortization	91,425	90,829	0.7%	92,553	91,276

Income before noncontrolling interest	$39,339	$29,478	33.5%	$43,766	$40,391
Real estate depreciation & amortization	91,364	90,755	0.7%	92,493	91,216

FFO Contribution	$130,703	$120,233	8.7%	$136,259	$131,607

Non—building revenue	(600)	(228)	163.2%	(468)	(349)

Transaction related costs	—	776	—	136	(99)
Interest expense & amortization of financing costs	58,085	62,855	-7.6%	60,373	62,572
Non-real estate depreciation	61	74	-17.6%	60	60
NOI	$188,249	$183,710	2.5%	$196,360	$193,791

Cash Adjustments
Free rent (net of amortization)	(2,796)	(762)	266.9%	(2,182)	(4,940)
Straightline revenue adjustment	(11,376)	(11,274)	0.9%	(11,834)	(10,886)
Rental income - FAS 141	(3,797)	(6,451)	-41.1%	(5,032)	(5,725)
Ground lease straight-line adjustment	400	400	0.0%	400	400
Allowance for S/L tenant credit loss	(914)	(874)	4.6%	626	(8)
Cash NOI	$169,766	$164,749	3.0%	$178,338	$172,632

Operating Margins
NOI to real estate revenue, net	56.1%	57.5%		57.9%	58.0%
Cash NOI to real estate revenue, net	50.6%	51.5%		52.5%	51.7%

NOI before ground rent/real estate revenue, net	58.6%	60.1%		60.3%	60.5%
Cash NOI before ground rent/real estate revenue, net	53.4%	54.4%		54.8%	54.2%

Supplemental Information	First Quarter 2015

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

	Principal		2015				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2015	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
500 West Putnam Avenue	22,823	5.52%	593	Jan-16		22,376	—	Open
1-6 Landmark Square	80,848	4.00%	1,707	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue (swapped)	8,001	3.86%	173	Feb-17		7,679	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
388-390 Greenwich Street (swapped)	1,004,000	3.25%	—	Jun-18	(2)	1,004,000	Jun-21	Jun-15
1 Madison Avenue	560,025	5.91%	22,925	May-20		404,531	—	Open
100 Church Street	227,713	4.68%	3,513	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		441,594	—	Open
400 East 57th Street	68,588	4.13%	1,146	Feb-24		48,588	—	Open
400 East 58th Street	29,395	4.13%	491	Feb-24		20,823	—	Open
420 Lexington Avenue	300,000	3.99%	—	Oct-24		272,749	—	Mar-18
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Feb-15
	$4,589,043	4.59%	$30,548			$4,123,146
Unsecured fixed rate debt
Unsecured notes	$255,261	6.00%	$—	Mar-16		$255,308	—	Open
Convertible notes	312,005	3.00%	—	Oct-17		345,000	—	Open
1745 Broadway	16,000	4.81%	—	Jun-18		16,000	—	Open
Unsecured notes	249,760	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(3)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(4)	7	—	Jun-15
Convertible notes	10,008	3.00%	—	Mar-27	(5)	10,008	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	Open
Series J Preferred Units	4,000	3.75%	—	Apr-51		4,000	—	Open
	$1,427,041	5.15%	$—			$1,460,323

Total Fixed Rate Debt/Wtd Avg	$6,016,084	4.72%	$30,548			$5,583,469
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 325 bps)	$—	3.43%	$—	Dec-15		$—	—	Open
388-390 Greenwich Street (LIBOR + 175 bps)	446,000	1.93%	—	Jun-18		446,000	Jun-21	Jun-15
248-252 Bedford Avenue (LIBOR + 150 bps)	29,000	1.68%	—	Jun-19		28,317	—	Open
220 East 42nd St. (LIBOR + 160 bps)	275,000	1.78%	—	Oct-20		275,000	—	Open
	$750,000	1.86%	$—			$749,317
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)	$520,000	1.43%	$—	Mar-19		$520,000	Mar-20	Open
Term loan (LIBOR + 140 bps)	803,000	1.58%	—	Jun-19		803,000	—	Open
	$1,323,000	1.52%	$—			$1,323,000

Total Floating Rate Debt/Wtd Avg	$2,073,000	1.64%	$—			$2,072,317

Total Debt/Wtd Avg - Consolidated	$8,089,084	3.93%	$30,548			$7,655,786

Total Debt/Wtd Avg - Joint Venture	$1,693,466	4.38%

Total Debt including SLG’s share of JV Debt/Wtd Avg	$9,782,550	4.01%

Weighted Average Balance & Interest Rate for the quarter, including SLG’s share of JV Debt	$9,900,521	3.94%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) The interest rate swaps mature in December 2017.

(3) The interest rate swap matures in June 2016.

(4) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(5) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

Supplemental Information	First Quarter 2015

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Principal Outstanding					2015				As-Of
	3/31/2015					Principal	Maturity		Due at	Right	Earliest
	Gross Principal		SLG Share	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
7 Renaissance	$2,147		$1,074	10.00%		$—	Dec-15		$1,074	—	Open
11 West 34th Street (swapped)	16,825		5,048	4.82%		95	Jan-16		4,977	—	Open
280 Park Avenue	698,249		349,125	6.57%		3,604	Jun-16		344,899	—	Open
1745 Broadway	340,000		193,358	5.68%		—	Jan-17		193,358	—	Open
Jericho Plaza	163,750		33,176	5.65%		—	May-17		33,176	—	Open
800 Third Avenue (swapped)	20,910		12,655	6.00%		—	Aug-17		12,655	—	Open
315 West 36th Street (swapped)	25,000		8,875	3.16%		—	Dec-17		8,670	—	Open
521 Fifth Avenue (swapped)	170,000		85,850	3.73%		—	Nov-19		85,850	—	Open
717 Fifth Avenue (mortgage)	300,000		32,748	4.45%		—	Jul-22		32,748	—	Aug-15
21 East 66th Street	12,000		3,874	3.60%		—	Apr-23		3,874	—	Open
717 Fifth Avenue (mezzanine)	317,126		34,617	9.00%		—	Jul-24		50,965	—	Open
3 Columbus Circle	350,000		171,150	3.61%		—	Mar-25		171,150	—	Open
Stonehenge Portfolio	435,416	(2)	25,776	4.18%		285	Various	(2)	23,182	—	Open
Total Fixed Rate Debt/Wtd Avg	$2,851,423		$957,326	5.47	%(3)	$3,984			$966,578

Floating rate debt
Meadows (LIBOR + 575 bps)	$67,350		$33,675	7.75%		$—	Sep-15		$33,675	—	Open
1552 Broadway (LIBOR + 411 bps)	188,409		94,205	4.29%		—	Apr-16		94,205	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000		15,000	1.08%		—	Jun-16		15,000	—	Open
650 Fifth Avenue (LIBOR + 350 bps)	65,000		32,500	3.68%		—	Oct-16		32,500	—	Open
175-225 3rd Street (Prime + 100 bps)	40,000		38,000	4.25%		—	Dec-16		38,000	—	Open
10 East 53rd Street (LIBOR + 250 bps)	125,000		68,750	2.68%		—	Feb-17		68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	275,000		137,500	2.60%		—	Apr-17		137,500	—	Open
33 Beekman (LIBOR + 275 bps)	59,370		27,251	2.93%		28	Aug-17		27,074	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	115,758		63,667	2.26%		2,137	Oct-17		58,539	—	Open
55 West 46th Street (LIBOR + 230 bps)	150,000		37,500	2.48%		—	Oct-17		37,500	—	Open
Stonehenge Portfolio (Prime)	10,500		350	3.25%		—	Dec-17		338	—	Open
121 Greene Street (LIBOR + 150 bps)	15,000		7,500	1.68%		—	Nov-19		7,500	—	Open
100 Park Avenue (LIBOR + 175 bps)	360,000		179,640	1.93%		—	Feb-21		175,859	—	Feb-16
21 East 66th Street (T 12 mos + 275 bps)	1,864		602	2.88%		25	Jun-33		4	—	Open
Total Floating Rate Debt/Wtd Avg	$1,503,251		$736,140	2.97	%(3)	$2,190			$726,444

Total Joint Venture Debt/Wtd Avg	$4,354,674		$1,693,466	4.38	%(3)	$6,174			$1,693,022

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Amount is comprised of $13.5 million, $56.3 million, $35.0 million, $7.4 million, $143.3 million, and $179.9 million in fixed-rate mortgages that mature in July 2016, June 2017, November 2017, February 2018, August 2019, and June 2024, respectively.

(3) The weighted average coupon rates are calculated based on SL Green’s share in the outstanding debt.

Covenants

SL GREEN REALTY CORP.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	46.0	x	Less than 60%
Fixed Charge Coverage	2.26	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	37.0%		Less than 60%
Secured Debt / Total Assets	19.9%		Less than 40%
Debt Service Coverage	3.07	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	483.7%		Greater than 150%

Composition of Debt
Fixed Rate Debt
Consolidated	$6,016,084
SLG Share of JV	957,326
Total Fixed Rate Debt	$6,973,410	71.3%

Floating Rate Debt
Consolidated	$2,073,000
SLG Share of JV	736,140
	2,809,140
Debt & Preferred Equity Investments	(876,681)
Total Floating Rate Debt	$1,932,459	19.8%

Total Debt	$9,782,550

Supplemental Information	First Quarter 2015

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

	Principal		2015				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2015	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%	$—	Jun-23		$441,594	—	Open
	$500,000	5.12%	$—			$441,594

Unsecured fixed rate debt
Unsecured notes	$255,261	6.00%	$—	Mar-16		$255,308	—	Open
Unsecured notes	249,760	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(2)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(3)	7	—	Jun-15
	$985,028	5.82%	$—			$985,315

Total Fixed Rate Debt/Wtd Avg	$1,485,028	5.58%	$—			$1,426,909

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)	$520,000	1.43%	$—	Mar-19		$520,000	Mar-20	Open
Term loan (LIBOR + 140 bps)	803,000	1.58%	—	Jun-19		803,000	—	Open
Total Floating Rate Debt/Wtd Avg	$1,323,000	1.52%	$—			$1,323,000

Total Debt/Wtd Avg - Consolidated	$2,808,028	3.67%	$—			$2,749,909

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) The interest rate swap matures in June 2016.

(3) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

RECKSON OPERATING PARTNERSHIP, L.P.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	47.8%		Less than 60%
Fixed Charge Coverage	2.76	x	Greater than 1.5x
Secured Debt / Total Assets	7.4%		Less than 40%
Unsecured Debt / Unencumbered Assets	50.5%		Less than 60%

Supplemental Information	First Quarter 2015

SUMMARY OF GROUND LEASE ARRANGEMENTS (Dollars in Thousands)

					Deferred
	2015 Scheduled	2016 Scheduled	2017 Scheduled	2018 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	446	2027	(3)
711 Third Avenue	5,250	5,354	5,500	5,500	855	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	105	122	209	209	—	2111

Total	$30,491	$30,612	$30,845	$30,845	$1,301

Capitalized Lease
1080 Amsterdam Avenue	$145	$170	$291	$291	$20,917	2111

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Lease
650 Fifth Avenue	$1,167	$1,167	$1,167	$1,183	$—	2062

Capitalized Lease
650 Fifth Avenue	$6,086	$6,086	$6,086	$6,169	$90,595	2062

(1) Per the balance sheet at March 31, 2015.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(5) Subject to two 15-year renewals at the Company’s option through 2080.

Supplemental Information	First Quarter 2015

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

		Weighted Average Book	Weighted Average	Current
	Book Value(1)	Value During Quarter	Yield During Quarter	Yield(2)

3/31/2014	$1,493,725	$1,359,250	10.63%	10.42%

Debt originations/accretion(3)	232,217
Preferred Equity originations/accretion	3,986
Redemptions/Sales/Syndications/Amortization(4)	(182,120)
6/30/2014	$1,547,808	$1,416,582	10.63%	10.47%

Debt originations/accretion(3)	169,424
Preferred Equity originations/accretion	3,324
Redemptions/Sales/Syndications/Amortization	(287,605)
9/30/2014	$1,432,951	$1,456,997	10.53%	10.48%

Debt originations/accretion(3)	199,997
Preferred Equity originations/accretion	4,256
Redemptions/Sales/Syndications/Amortization	(228,400)	$1,395,624	10.51%	10.38%
12/31/2014	$1,408,804

Debt originations/accretion(3)	134,429
Preferred Equity originations/accretion	34,003
Redemptions/Sales/Syndications/Amortization	(28,496)
3/31/2015	$1,548,739	$1,503,047	10.37%	10.26%

(1) Net of unamortized fees, discounts, and premiums.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) Accretion includes original issue discounts and/or compounding investment income.

(4) Reflects the reclassification of a debt and preferred equity investment originated during the first quarter of 2014 to investment in unconsolidated joint ventures. As of March 31, 2015 the investment had a book value of $99.7 million.

Supplemental Information	First Quarter 2015

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands, Except Per Square Foot Amounts)

			Weighted Average	Weighted Average	Current
Type of Investment	Book Value(1)(2)	Senior Financing	Exposure PSF	Yield During Quarter	Yield(3)

New York City

Senior Mortgage Debt	$233,611	$—	$416	6.99%	7.05%

Junior Mortgage Participation	168,320	1,614,393	$1,678	9.75%	9.54%

Mezzanine Debt	981,325	3,489,616	$1,072	11.18%	11.16%

Preferred Equity	165,483	680,795	$318	10.92%	10.20%

Balance as of 3/31/15	$1,548,739	$5,784,803	$939	10.37%	10.26%

(1)         Net of unamortized fees, discounts, and premiums.

(2)         Approximately 54.2% of our investments are indexed to LIBOR.

(3)         Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(4)         The weighted average maturity of the outstanding balance is 1.85 years. Approximately 55.0% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

Supplemental Information	First Quarter 2015

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	3/31/15	Type	Location	Financing	Last $ PSF	Yield(2)

Preferred Equity	$124,907	Office	New York City	$550,000	$292	11.02%

Mortgage and Mezzanine	111,613	Residential Land	New York City	—	$205	10.36%

Mortgage and Mezzanine	109,802	Retail Land	New York City	—	$373	7.08%

Jr. Mortgage Participation and Mezzanine	100,758	Office	New York City	1,109,000	$1,172	9.60%

Mezzanine Loan	99,144	Residential	New York City	360,000	$842	8.10%

Mezzanine Loan	73,699	Office	New York City	775,000	$1,082	18.62%

Mezzanine Loan	71,721	Office/Retail	New York City	165,000	$1,985	9.87%

Jr. Mortgage Participation and Mezzanine	71,291	Office/Retail	New York City	205,000	$398	11.15%

Mezzanine Loan	65,868	N/A(3)	N/A(3)	—	$—	10.88%

Mezzanine Loan	49,745	Office	New York City	110,000	$481	11.97%

Total	$878,548			$3,274,000		10.55%

(1)         Net of unamortized fees, discounts, and premiums.

(2)         Calculated based on interest, fees and amortized discounts recognized in the last month of the quarter.

(3)         The loan is collateralized by defeasance securities.

Supplemental Information	First Quarter 2015

SELECTED PROPERTY DATA Manhattan Operating Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-15		Dec-14	Sep-14	Jun-14	Mar-14	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4	99.0		98.7	98.7	98.7	98.7	38,557,716	3.6	3.1	18
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1	99.4		98.8	88.7	83.2	83.6	10,635,264	1.0	0.9	23
120 West 45th Street	100.0	Midtown	Fee Interest	1	440,000	2	96.5		95.6	94.5	93.3	92.6	25,241,772	2.4	2.0	40
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2	88.7		80.4	81.9	70.8	82.2	32,395,008	3.1	2.6	23
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4	92.4		92.2	92.0	91.5	91.5	48,640,956	4.6	3.9	32
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1	91.9		91.9	90.5	90.5	100.0	12,093,624	1.1	1.0	14
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4	97.1		96.5	96.7	95.0	85.5	73,392,600	6.9	5.9	218
461 Fifth Avenue(1)	100.0	Midtown	Leasehold Interest	1	200,000	1	95.5		96.5	96.5	96.5	99.3	16,970,937	1.6	1.4	11
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	100.0	57,263,856	5.4	4.6	24
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3	99.9		99.9	99.9	99.9	99.9	37,896,216	3.6	3.1	10
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	1	81.3		81.3	81.3	79.0	79.0	14,231,964	1.3	1.2	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2	96.6		92.1	92.1	92.1	92.1	51,387,192	4.9	4.2	21
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	1	92.1		92.1	92.1	92.1	92.1	8,627,328	0.8	0.7	7
711 Third Avenue(2)	100.0	Grand Central North	Leasehold Interest	1	524,000	2	84.1		80.6	80.6	80.6	71.9	25,865,388	2.4	2.1	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3	97.3		96.7	96.7	96.4	96.4	44,360,784	4.2	3.6	31
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3	85.6		81.0	83.4	84.2	85.1	38,541,336	3.6	3.1	46
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5	90.3		90.3	90.3	90.3	90.3	85,689,348		3.5	10
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.9		99.9	99.9	99.9	99.9	88,850,904	8.4	7.2	19
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2	96.9		96.9	99.9	95.7	95.7	39,556,740	3.7	3.2	34
1515 Broadway	100.0	Times Square	Fee Interest	1	1,750,000	6	99.7		99.6	100.0	100.0	100.0	116,893,524	11.0	9.5	12
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	100.0	100.0	68,578,128	6.5	5.5	2

Subtotal / Weighted Average				21	15,794,045	57%	95.7%		94.8%	94.9%	94.1%	93.7%	$935,670,585	80.3%	72.3%	626

“Non Same Store”
388 & 390 Greenwich Street	100.0	Downtown	Fee Interest	2	2,635,000	10	100.0		100.0	100.0	100.0	100.0	112,498,596	10.6	9.1	1

Subtotal / Weighted Average				2	2,635,000	10%	100.0%		100.0%	100.0%	100.0%	100.0%	$112,498,596	10.6%	9.1%	1

Total / Weighted Average Consolidated Properties				23	18,429,045	67%	96.3%		95.5%	95.6%	94.9%	94.6%	$1,048,169,181	90.9%	81.4%	627

UNCONSOLIDATED PROPERTIES
“Same Store”
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	2	80.2		79.5	79.5	73.8	73.2	34,684,464		1.4	26
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3	96.3		96.0	96.0	96.5	96.5	58,233,852		2.4	39
315 West 36th Street	35.5	Times Square South	Fee Interest	1	147,619	1	88.4		99.2	99.2	99.2	99.2	4,699,464		0.1	5
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	2	99.0		99.3	99.3	95.6	95.4	28,473,696		1.2	45
600 Lexington Avenue	55.0	East Side	Fee Interest	1	303,515	1	89.2		89.2	89.2	75.7	75.7	20,748,468		0.9	35
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2	97.5		94.8	94.8	93.5	93.5	32,081,052		1.6	42
1745 Broadway	56.88	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	42,805,380		2.0	1

Total / Weighted Average Unconsolidated Properties				7	3,476,115	13%	94.1%		94.0%	94.0%	91.4%	91.3%	$221,726,376		9.5%	193

Manhattan Operating Properties Grand Total / Weighted Average				30	21,905,160	80%	96.0%		95.3%	95.4%	94.4%	94.1%	$1,269,895,557			820
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent													$1,123,470,670		90.9%
Manhattan Operating Properties Same Store Occupancy %					19,270,160	88%	95.4	%(3)	94.7%	94.8%	93.6%	93.3%

(1)                 The Company has an option to acquire the fee interest for a fixed price on a specific date.

(2)                 The Company owns 50% of the fee interest.

(3)                 Manhattan same-store occupancy, inclusive of 103,319 square feet of leases signed but not yet commenced, is 95.9% as of March 31, 2015, as compared to 94.9% at March 31, 2014 and 95.7% at December 31, 2014.

Supplemental Information	First Quarter 2015

SELECTED PROPERTY DATA Suburban Operating Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-15		Dec-14	Sep-14	Jun-14	Mar-14	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.8	74.8	74.8	74.8	1,754,304	0.2	0.1	2
1100 King Street - 2 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	30.3		30.3	47.9	47.9	47.9	721,572	0.1	0.1	2
1100 King Street - 3 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	21.7		21.7	21.7	57.2	57.2	793,056	0.1	0.1	2
1100 King Street - 4 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	85.8		85.8	84.6	84.6	83.9	2,019,600	0.2	0.2	10
1100 King Street - 5 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	93.1		92.0	92.0	92.0	81.8	1,987,524	0.2	0.2	9
1100 King Street - 6 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	56.7		56.7	56.7	50.8	50.8	1,544,916	0.1	0.1	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	1	180,000	1	76.2		76.2	75.2	57.5	55.8	3,594,840	0.3	0.3	11
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	1	75.6		75.1	74.3	74.8	74.8	2,817,984	0.3	0.2	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	1	72.9		72.9	70.7	70.7	70.7	4,559,376	0.4	0.4	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	1	81.1		80.2	80.2	80.2	80.2	4,742,832	0.4	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	1	96.6		97.8	97.8	96.5	90.3	5,212,584	0.5	0.4	7
140 Grand Street	100.0	White Plains, New York	Fee Interest	1	130,100	0	97.7		100.0	95.7	95.7	93.6	4,161,888	0.4	0.3	13
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1	92.3		92.3	90.9	90.2	90.2	13,041,624	1.2	1.1	19
Westchester, New York Subtotal/Weighted Average				13	2,135,100	9%	78.7%		78.8%	78.6%	78.1%	76.7%	$46,952,100	4.4%	3.8%	106

“Same Store” Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1	94.3		95.8	93.1	95.9	95.1	9,331,836	0.9	0.8	67
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0	85.4		87.8	81.7	57.3	57.3	938,676	0.1	0.1	7
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0	48.4		48.4	51.7	55.1	55.1	1,981,440	0.2	0.2	16
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0	87.6		87.6	85.1	87.6	87.6	2,886,408	0.3	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0	99.0		99.0	98.8	98.8	98.7	978,756	0.1	0.1	11
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	1	91.9		87.1	87.1	83.6	83.4	4,086,288	0.4	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0	76.9		76.9	76.9	76.9	76.9	313,536	0.0	0.0	1
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0	80.9		80.9	77.7	77.7	77.7	4,708,920		0.2	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	1	97.8		97.8	99.1	93.3	93.3	7,865,268		0.3	11
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	1	89.2		89.2	90.6	90.6	89.7	6,276,036	0.6	0.5	22
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	1	77.1		77.1	75.6	72.2	75.7	3,681,840	0.3	0.3	23
500 West Putnam Avenue	100.0	Greenwich, Connecticut	Fee Interest	1	121,500	0	53.8		53.8	53.8	53.8	57.0	3,044,172	0.3	0.2	10
Connecticut Subtotal/Weighted Average				12	1,634,700	5%	83.7%		83.6%	82.9%	81.8%	82.1%	$46,093,176	3.2%	3.2%	198

“Same Store” New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1	66.2		62.4	61.1	61.1	61.1	4,097,892	0.4	0.3	6
New Jersey Subtotal/Weighted Average				1	278,000	1%	66.2%		62.4%	61.1%	61.1%	61.1%	$4,097,892	0.4%	0.3%	6

“Same Store” Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1	94.7		94.7	94.4	93.8	90.3	11,671,692	1.1	0.9	66
Brooklyn, New York Subtotal/Weighted Average				1	317,600	1%	94.7%		94.7%	94.4%	93.8%	90.3%	$11,671,692	1.1%	0.9%	66

Total / Weighted Average Consolidated Properties				27	4,365,400	16%	81.0%		80.7%	80.2%	79.6%	78.7%	$108,814,860	9.1%	8.3%	376

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows	50.0	Rutherford, New Jersey	Fee Interest	2	582,100	2	91.4		91.4	87.1	87.9	87.1	13,231,512		0.5	55
Jericho Plaza	20.26	Jericho, New York	Fee Interest	2	640,000	2	69.8		86.0	83.6	90.5	90.5	15,550,920		0.3	35
Total / Weighted Average Unconsolidated Properties				4	1,222,100	4%	80.1%		88.6%	85.3%	89.3%	88.9%	$28,782,432		0.8%	90

Suburban Operating Properties Grand Total / Weighted Average				31	5,587,500	20%	80.8%		82.4%	81.3%	81.7%	80.9%	$137,597,292			466
Suburban Operating Properties Grand Total - SLG share of Annualized Rent													$112,419,880		9.1%
Suburban Operating Properties Same Store Occupancy %					5,587,500	100%	80.8	%(1)	82.4%	81.3%	81.7%	80.9%

(1) Suburban same-store occupancy, inclusive of 153,378 square feet of leases signed but not yet commenced, is 83.5% as of March 31, 2015, as compared to 82.1% at March 31, 2014 and 84.0% at December 31, 2014.

Supplemental Information	First Quarter 2015

SELECTED PROPERTY DATA Retail & Residential Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value		Tenants
“Same Store” Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2	100.0	100.0	100.0	100.0	100.0	2,450,412	1.2	15,482,405		1
19-21 East 65th Street (1)	90.0	Plaza District	Leasehold Interest	2	23,610	3	66.0	66.0	66.0	83.0	83.0	1,197,621	1.8	7,548,256		18
21 East 66th Street	32.28	Plaza District	Fee Interest	1	13,069	2	100.0	100.0	100.0	100.0	100.0	3,494,095	1.9	81,646,928		1
131-137 Spring Street	100.0	Soho	Fee Interest	2	68,342	9	92.0	92.0	92.0	92.0	92.0	7,589,868	12.8	135,974,082		11
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	37	100.0	100.0	100.0	100.0	100.0	15,209,160	25.7	213,871,271		10
717 Fifth Avenue	10.92	Midtown/Plaza District	Fee Interest	1	119,550	16	89.4	89.4	89.4	89.4	89.4	36,488,196	6.7	279,917,007		7
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	9	74.8	74.8	68.2	76.7	76.7	21,219,204	17.9	226,096,235		7
752 Madison Avenue (2)	90.0	Plaza District	Leasehold Interest	1	21,124	3	100.0	100.0	100.0	100.0	100.0	4,316,652	6.6	11,140,833	(3)	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	1	100.0	100.0	100.0	100.0	76.7	1,714,668	2.6	16,704,723		5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7	100.0	100.0	100.0	100.0	100.0	1,561,500	2.6	16,357,696		3
Subtotal/Weighted Average				12	656,096	89%	93.5%	93.5%	92.9%	94.3%	94.1%	$95,241,375	79.9%	$1,004,739,436		64

“Non Same Store” Retail
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	1	77.2	100.0	N/A	N/A	N/A	585,120	1.0	32,274,930		2
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1	100.0	100.0	100.0	N/A	N/A	963,612	1.6	53,284,499		1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1	100.0	100.0	100.0	N/A	N/A	1,344,312	1.1	28,209,045		2
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8	67.5	67.5	67.5	67.5	67.5	19,430,796	16.4	253,181,141		2
Subtotal/Weighted Average				5	79,267	11%	73.7%	76.3%	73.2%	67.5%	67.5%	$22,323,840	20.1%	$366,949,615		7

Total / Weighted Average Retail Properties				17	735,363	100%	91.4%	91.7%	91.0%	92.2%	92.0%	$117,565,215	100.0%	$1,371,689,051		71

Residential Properties

	Ownership			# of	Useable	Total Units	Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Residential	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value

400 East 57th Street (1)	90.0	Upper East Side	Fee Interest	1	290,482	261	98.9	94.3	91.6	93.1	94.2	3,155	11,446,105	120,786,437
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	125	97.6	96.8	96.0	96.8	98.4	3,104	5,034,540	53,539,081
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	96	96.9	97.9	94.8	2.2	2.2	3,610	4,280,640	46,250,734
Stonehenge Portfolio	Various		Fee Interest	17	2,046,733	2,225	96.5	N/A	N/A	N/A	N/A	3,442	100,352,525	968,256,567
248-252 Bedford Avenue	90.0	Brooklyn, New York	Fee Interest	1	66,611	77	84.4	89.6	79.2	84.4	87.7	3,976	3,101,133	45,569,905
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest		222,855	333	96.1	95.8	96.1	91.0	93.7	3,798	14,537,400	176,440,711

Total / Weighted Average Residential Properties				21	2,848,931	3,117	96.4%	95.2%	93.2%	82.3%	84.1%	$3,590	$138,752,343	$1,410,843,435

(1) Stonehenge Portfolio Property.

(2) The Company owns an 90% interest in the leasehold position, which is treated as a consolidated joint venture, and later, through a separate entity, acquired 100% of the fee position.

(3) Excludes the fee position owned through a separate entity.

Supplemental Information	First Quarter 2015

SELECTED PROPERTY DATA Development / Redevelopment & Land Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
150 Grand Street	100.0	White Plains, New York	Fee Interest	1	85,000	3	41.7	43.8	38.0	36.1	36.1	929,100	1.6	18,209,957	19
7 Renaissance Square	50.0	White Plains, New York	Fee Interest	1	65,641	2	77.2	67.7	66.8	51.2	46.6	1,462,044	1.3	6,985,552	9
33 Beekman Street	45.9	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	87,951,927	—
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	41	65.2	55.4	55.5	58.2	50.1	78,655,608	68.0	1,249,637,819	28
51 East 42nd Street	100.0	Grand Central	Fee Interest	1	142,000	5	—	10.1	18.4	62.2	81.0	—	—	84,703,003	—
317 Madison Avenue	100.0	Grand Central	Fee Interest	1	450,000	15	10.6	18.6	35.1	64.2	72.9	4,648,248	8.0	144,796,811	1
331 Madison Avenue	100.0	Grand Central	Fee Interest	1	114,900	4	9.8	19.6	74.9	77.5	83.6	610,212	1.1	83,878,548	3
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	3	72.5	72.5	72.5	48.8	—	5,459,412	9.4	101,749,979	1
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	12	29.1	25.3	26.7	26.7	90.0	7,471,992	7.1	297,169,002	14
Fifth Avenue Retail Assemblage	100.0	Plaza District	Fee Interest	3	66,962	2	63.7	63.7	66.2	69.8	74.6	1,224,600	2.1	150,798,697	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	1	10.5	10.5	10.5	10.5	63.6	1,339,020	1.2	267,300,419	3
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	6,000	0	—	100.0	100.0	N/A	N/A	—	—	41,397,140	—
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	N/A	N/A	N/A	—	—	75,083,160	—
55 West 46th Street	25.0	Midtown	Fee Interest	1	347,000	12	—	—	N/A	N/A	N/A	—	—	304,126,616	—
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0	100.0	N/A	N/A	N/A	N/A	85,152	0.1	6,800,000	1
Total / Weighted Average Development / Redevelopment Properties				17	2,988,285	100	39.0%	36.6%	47.2%	54.5%	60.8%	$101,885,388	100.0%	$2,920,588,630	80

Land
635 Madison Avenue (1)	100.0	Plaza District	Fee Interest	1	176,530	23	100.0	100.0	100.0	N/A	N/A	3,677,574	18.1	153,745,356
885 Third Avenue (1)	100.0	Midtown/Plaza District	Fee Interest	1	607,000	77	100.0	100.0	100.0	100.0	100.0	16,652,406	81.9	329,943,115
Total / Weighted Average Land				2	783,530	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$20,329,980	100.0%	$483,688,471

(1) Subject to long-term, third party net operating leases.

Supplemental Information	First Quarter 2015

SELECTED PROPERTY DATA Retail Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Cash Rent ($’s)	100%	SLG	Tenants
PRIME RETAIL - Consolidated Properties
19-21 East 65th Street	90.0	Plaza District	Leasehold Interest	2	23,610	1	66.0	66.0	66.0	83.0	83.0	1,197,621	0	1	18
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	0	77.2	100.0	N/A	N/A	N/A	585,120	0	0	2
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0	100.0	100.0	100.0	N/A	N/A	963,612	0	1	1
131-137 Spring Street	100.0	Soho	Fee Interest	2	68,342	3	92.0	92.0	92.0	92.0	92.0	7,589,868	3	5	11
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	13	100.0	100.0	100.0	100.0	100.0	15,209,160	6	9	10
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	6,000	0	—	100.0	100.0	N/A	N/A	—	—	—	—
752 Madison Avenue (1)	90.0	Plaza District	Leasehold Interest	1	21,124	1	100.0	100.0	100.0	100.0	100.0	4,316,652	2	2	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0	100.0	100.0	100.0	100.0	76.7	1,714,668	1	1	5
Fifth Avenue Retail Assemblage	100.0	Plaza District	Fee Interest	3	66,962	3	63.7	63.7	66.2	69.8	74.6	1,224,600	1	1	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	3	100.0	100.0	100.0	100.0	100.0	1,561,500	1	1	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0	100.0	N/A	N/A	N/A	N/A	85,152	0	0	1

Subtotal / Weighted Average				15	529,697	26%	91.3%	92.8%	93.0%	94.1%	94.5%	$34,447,953	14%	20%	53

PRIME RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1	100.0	100.0	100.0	100.0	100.0	2,450,412	1	0	1
21 East 66th Street	32.28	Plaza District	Fee Interest	1	13,069	1	100.0	100.0	100.0	100.0	100.0	3,494,095	1	1	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0	100.0	100.0	100.0	N/A	N/A	1,344,312	1	0	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	2	10.5	10.5	10.5	10.5	63.6	1,339,020	1	0	3
717 Fifth Avenue	10.92	Midtown/Plaza District	Fee Interest	1	119,550	6	89.4	89.4	89.4	89.4	89.4	36,488,196	15	2	7
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3	74.8	74.8	68.2	76.7	76.7	21,219,204	9	6	7
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3	67.5	67.5	67.5	67.5	67.5	19,430,796	8	6	2

Subtotal / Weighted Average				8	311,952	16%	75.4%	75.4%	74.0%	75.2%	80.9%	$85,766,035	35%	17%	23

Total / Weighted Average Prime Retail				23	841,649	42%	85.4%	86.4%	85.9%	87.1%	89.4%	$120,213,987	49%	37%	76

OTHER RETAIL - Consolidated Properties
51 East 42nd Street	100.0	Grand Central	Fee Interest	1	23,221	1	—	69.0	80.3	80.3	80.3	—	—	—	—
100 Church Street	100.0	Downtown	Fee Interest	1	49,992	2	100.0	100.0	100.0	100.0	100.0	2,644,116	1	2	7
120 West 45th Street	100.0	Midtown	Fee Interest	1	5,446	0	100.0	100.0	100.0	100.0	100.0	420,288	0	0	1
125 Park Avenue	100.0	Grand Central	Fee Interest	1	21,733	1	43.9	43.9	43.9	43.9	43.9	1,155,972	0	1	5
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	49,970	2	96.5	96.5	96.5	96.5	95.7	3,447,355	1	2	6
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1	100.0	100.0	100.0	100.0	100.0	2,945,556	1	2	6
317 Madison Avenue	100.0	Grand Central	Fee Interest	1	26,935	1	25.3	25.3	25.3	100.0	100.0	2,025,612	1	1	1
331 Madison Avenue	100.0	Grand Central	Fee Interest	1	13,722	1	72.9	72.9	82.9	84.7	84.7	610,212	0	0	2
400 East 57th Street	90.0	Upper East Side	Fee Interest	1	16,605	1	100.0	100.0	100.0	100.0	100.0	1,715,737	1	1	10
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,240	0	100.0	100.0	100.0	100.0	100.0	490,756	0	0	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	49,375	2	100.0	100.0	100.0	100.0	100.0	4,054,332	2	2	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	1	88.6	100.0	100.0	100.0	100.0	1,319,232	1	1	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	45,394	2	100.0	100.0	100.0	100.0	100.0	3,992,700	2	2	5
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3	100.0	100.0	100.0	100.0	100.0	1,726,905	1	1	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2	100.0	100.0	100.0	100.0	100.0	8,922,984	4	5	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4	85.1	85.1	85.1	85.1	85.1	16,476,432	7	10	14
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	7,396	0	—	—	—	—	—	—	—	—	—
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	15,584	1	100.0	100.0	100.0	100.0	100.0	1,618,368	1	1	1
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1	100.0	100.0	100.0	100.0	100.0	2,794,824	1	2	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1	100.0	100.0	100.0	100.0	100.0	2,675,640	1	2	7
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	1	100.0	100.0	100.0	100.0	100.0	3,752,520	2	2	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	2	98.9	98.9	100.0	100.0	100.0	3,039,768	1	1	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0	100.0	100.0	100.0	100.0	100.0	252,000	0	0	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2	100.0	100.0	100.0	100.0	100.0	5,837,257	2	4	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1	100.0	100.0	100.0	100.0	100.0	2,295,420	1	1	5
1515 Broadway	100.0	Times Square	Fee Interest	1	185,333	9	97.0	95.8	100.0	100.0	100.0	20,117,556	8	12	6
Subtotal / Weighted Average				26	888,732	44%	90.2%	91.9%	93.3%	95.6%	95.5%	$94,331,541	39%	56%	108

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	40,647	2	87.2	87.2	87.2	87.2	87.2	9,100,524	4	3	4
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	8,786	0	81.7	81.7	100.0	100.0	100.0	721,488	0	0	2
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,300	0	—	—	N/A	N/A	N/A	—	—	—	—
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2	100.0	100.0	100.0	100.0	100.0	2,892,564	1	1	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	18,545	1	18.9	18.9	18.9	18.9	8.5	788,856	0	0	2
315 West 36th Street	35.5	Times Square South	Fee Interest	1	10,271	1	100.0	100.0	100.0	100.0	100.0	404,160	0	0	3
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	3	100.0	100.0	100.0	100.0	100.0	4,909,296	2	2	3
600 Lexington Avenue	55.0	East Side	Fee Interest	1	4,264	0	100.0	100.0	100.0	100.0	100.0	788,256	0	0	2
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0	100.0	100.0	100.0	100.0	100.0	1,826,496	1	1	2
Stonehenge Portfolio	Various		Fee Interest	10	88,984	4	78.5	N/A	N/A	N/A	N/A	8,356,342	3	0	32

Subtotal / Weighted Average				19	275,876	14%	84.7%	59.4%	60.2%	60.2%	59.5%	$29,787,982	12%	7%	59

Total / Weighted Average Other Retail				45	1,164,608	58%	88.9%	84.2%	85.5%	87.2%	87.0%	$124,119,524	51%	63%	167

Retail Grand Total / Weighted Average				68	2,006,257	100%	87.4%	85.1%	85.6%	87.1%	88.0%	$244,333,511	100%		243
Retail Grand Total - SLG share of Annualized Rent												$164,853,787		100%

(1) SL Green owns an 90% interest in the leasehold position, which is treated as a consolidated joint venture, and later, through a separate entity, acquired 100% of the fee position.

Supplemental Information	First Quarter 2015

SELECTED PROPERTY DATA Manhattan Operating Properties - Reckson Portfolio

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	100.0	Grand Central	Fee Interest	215,400	2	99.4	98.8	88.7	83.2	83.6	10,635,264	2.2	2.0	23
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	5	88.7	80.4	81.9	70.8	82.2	32,395,008	6.6	5.9	23
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	2	91.9	91.9	90.5	90.5	100.0	12,093,624	2.4	2.2	14
461 Fifth Avenue (1)	100.0	Midtown	Leasehold Interest	200,000	2	95.5	96.5	96.5	96.5	99.3	16,970,937	3.4	3.1	11
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	8	99.9	99.9	99.9	99.9	99.9	37,896,216	7.7	7.0	10
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	160,000	1	81.3	81.3	81.3	79.0	79.0	14,231,964	2.9	2.6	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	5	96.6	92.1	92.1	92.1	92.1	51,387,192	10.4	9.4	21
641 Sixth Avenue	100.0	Midtown South	Fee Interest	163,000	1	92.1	92.1	92.1	92.1	92.1	8,627,328	1.7	1.6	7
711 Third Avenue (2)	100.0	Grand Central North	Leasehold Interest	524,000	5	84.1	80.6	80.6	80.6	71.9	25,865,388	5.2	4.8	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	7	97.3	96.7	96.7	96.4	96.4	44,360,784	9.0	8.1	31
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	6	85.6	81.0	83.4	84.2	85.1	38,541,336	7.8	7.1	46
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	13	90.3	90.3	90.3	90.3	90.3	85,689,348		8.0	10
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	9	99.9	99.9	99.9	99.9	99.9	88,850,904	18.0	16.3	19
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	5	96.9	96.9	99.9	95.7	95.7	39,556,740	8.0	7.3	34

Total / Weighted Average Manhattan Consolidated Properties				8,135,645	70%	93.6%	92.0%	92.2%	90.9%	91.6%	$507,102,033	85.2%		280
Total Manhattan Consolidated Properties - SLG share of Annualized Rent											$465,114,253		85.4%

Suburban Operating Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.8	74.8	74.8	74.8	1,754,304	0.4	0.3	2
1100 King Street - 2 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	30.3	30.3	47.9	47.9	47.9	721,572	0.1	0.1	2
1100 King Street - 3 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	21.7	21.7	21.7	57.2	57.2	793,056	0.2	0.1	2
1100 King Street - 4 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	85.8	85.8	84.6	84.6	83.9	2,019,600	0.4	0.4	10
1100 King Street - 5 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	93.1	92.0	92.0	92.0	81.8	1,987,524	0.4	0.4	9
1100 King Street - 6 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	56.7	56.7	56.7	50.8	50.8	1,544,916	0.3	0.3	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	180,000	2	76.2	76.2	75.2	57.5	55.8	3,594,840	0.7	0.7	11
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	178,000	2	75.6	75.1	74.3	74.8	74.8	2,817,984	0.6	0.5	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	250,000	2	72.9	72.9	70.7	70.7	70.7	4,559,376	0.9	0.8	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	245,000	2	81.1	80.2	80.2	80.2	80.2	4,742,832	1.0	0.9	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	228,000	2	96.6	97.8	97.8	96.5	90.3	5,212,584	1.1	1.0	7
140 Grand Street	100.0	White Plains, New York	Fee Interest	130,100	1	97.7	100.0	95.7	95.7	93.6	4,161,888	0.8	0.8	13
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	384,000	3	92.3	92.3	90.9	90.2	90.2	13,041,624	2.6	2.4	19
Westchester, New York Subtotal/Weighted Average				2,135,100	18%	78.7%	78.8%	78.6%	78.1%	76.7%	$46,952,100	9.5%	8.6%	106

“Same Store” Connecticut
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	36,800	0	76.9	76.9	76.9	76.9	76.9	313,536	0.1	0.1	1
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	133,000	1	80.9	80.9	77.7	77.7	77.7	4,708,920		0.4	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	192,000	2	97.8	97.8	99.1	93.3	93.3	7,865,268		0.7	11
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	182,000	2	89.2	89.2	90.6	90.6	89.7	6,276,036	1.3	1.2	22
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	143,400	1	77.1	77.1	75.6	72.2	75.7	3,681,840	0.7	0.7	23
Connecticut Subtotal/Weighted Average				687,200	6%	86.8%	86.8%	86.6%	84.3%	84.8%	$22,845,600	2.1%	3.1%	66

“Same Store” New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2	66.2	62.4	61.1	61.1	61.1	4,097,892	0.8	0.8	6
New Jersey Subtotal/Weighted Average				278,000	2%	66.2%	62.4%	61.1%	61.1%	61.1%	$4,097,892	0.8%	0.8%	6

“Same Store” Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	317,600	3	94.7	94.7	94.4	93.8	90.3	11,671,692	2.4	2.1	66
Brooklyn, New York Subtotal/Weighted Average				317,600	3%	94.7%	94.7%	94.4%	93.8%	90.3%	$11,671,692	2.4%	2.1%	66

Total / Weighted Average Suburban Consolidated Properties				3,417,900	30%	80.8%	80.5%	80.2%	79.4%	78.3%	$85,567,284	14.8%		244
Total Suburban Consolidated Properties - SLG share of Annualized Rent											$79,405,932		14.6%

Reckson Operating Properties Grand Total				11,553,545	100%	89.8%	88.6%	88.7%	87.5%	87.7%	$592,669,317	100.0%		524
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent											$544,520,185		100.0%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.

(2) The Company owns 50% of the fee interest.

Supplemental Information	First Quarter 2015

SELECTED PROPERTY DATA Retail, Development / Redevelopment & Land Properties - Reckson Portfolio

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants
Retail
102 Greene Street	100.0	Soho	Fee Interest	9,200	3	77.2	100.0	N/A	N/A	N/A	585,120	2.4	32,274,930	2
115 Spring Street	100.0	Soho	Fee Interest	5,218	1	100.0	100.0	100.0	N/A	N/A	963,612	4.0	53,284,499	1
131-137 Spring Street	100.0	Soho	Fee Interest	68,342	19	92.0	92.0	92.0	92.0	92.0	7,589,868	31.2	135,974,082	11
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	77	100.0	100.0	100.0	100.0	100.0	15,209,160	62.5	213,871,271	10
Total Retail Properties				352,892	100%	97.8%	98.4%	98.4%	98.4%	98.4%	$24,347,760	100.0%	$435,404,782	24

Development / Redevelopment
635 Sixth Avenue	100.0	Midtown South	Fee Interest	104,000	100	72.5	72.5	72.5	48.8	—	5,459,412	100.0	101,749,979	1
Total Development Properties				104,000	100%	72.5%	72.5%	72.5%	48.8%	—	$5,459,412	100.0%	$101,749,979	1

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100	100.0	100.0	100.0	N/A	N/A	3,677,574	100.0	153,745,356
Total Land Properties				176,530	100%	100.0%	100.0%	100.0%	—	—	$3,677,574	100.0%	$153,745,356

Residential Properties - Reckson Portfolio

	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Cash Rent ($’s)	Rent Per Unit ($’s)	Book Value	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	96.1	95.8	96.1	91.0	93.7	14,537,400	3,798	176,440,711	320
Total Residential Properties				222,855	333	96.1%	95.8%	96.1%	91.0%	93.7%	$14,537,400	$3,798	$176,440,711	320

Supplemental Information	First Quarter 2015

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)
Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$134,315,213	(1)	$44.42	9.5%	$132,307,695	10.7%	A-
Viacom International, Inc.	1515 Broadway	2031	1,330,735	87,216,347		$65.54	6.2%	87,216,347	7.1%	BBB
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 1055 Washington Blvd	2019 & 2020	1,149,406	66,666,214		$58.00	4.7%	66,666,214	5.4%	A
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	40,374,919		$62.64	2.9%	22,961,216	1.9%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	43,341,901		$69.98	3.1%	22,104,369	1.8%
The City of New York	16 Court Street & 100 Church Street	2015, 2017 & 2034	546,075	17,983,830		$32.93	1.3%	17,983,830	1.5%	Aa2
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	21,182,361		$42.92	1.5%	21,182,361	1.7%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	359,125	25,777,820		$71.78	1.8%	25,777,820	2.1%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	16,010,388		$47.20	1.1%	16,010,388	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	295,226	12,384,088		$41.95	0.9%	12,384,088	1.0%	BBB
Metro-North Commuter Railroad Company	420 Lexington Avenue	2021 & 2034	273,170	12,794,592		$46.84	0.9%	12,794,592	1.0%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	17,197,773		$65.34	1.2%	8,770,864	0.7%
HF Management Services LLC	100 Church Street & 521 Fifth Avenue	2015 & 2032	252,762	8,728,349		$34.53	0.6%	8,027,440	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,392,708		$28.07	0.5%	6,392,708	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	8,564,939		$37.63	0.6%	8,564,939	0.7%	Aa2
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street & The Meadows	2016, 2024 & 2031	182,982	9,550,335		$52.19	0.7%	9,354,690	0.8%	BBB-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	13,781,826		$75.90	1.0%	13,781,826	1.1%	BBB
The Travelers Indemnity Company	485 Lexington Avenue	2021	173,278	9,960,222		$57.48	0.7%	9,960,222	0.8%	AA
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	172,502	5,177,141		$30.01	0.4%	5,177,141	0.4%	BBB+
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,120,827		$47.46	0.6%	8,120,827	0.7%	A1
News America Incorporated	1185 Avenue of the Americas	2020	161,722	15,060,624		$93.13	1.1%	15,060,624	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,118,433		$88.27	1.0%	14,118,433	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,292	9,909,020		$62.21	0.7%	4,845,511	0.4%	BBB
Amazon Corporate LLC	1185 Avenue of the Americas & 1350 Avenue of the Americas	2016, 2019 & 2023	158,688	11,147,531		$70.25	0.8%	11,147,531	0.9%	AA-
Bloomingdales, Inc.	919 Third Avenue	2024	157,961	8,885,197		$56.25	0.6%	4,531,451	0.4%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,963,908		$87.47	0.9%	12,963,908	1.0%
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2030 & 2031	147,613	7,174,570		$48.60	0.5%	7,174,570	0.6%
Banque National De Paris	919 Third Avenue	2016	145,834	9,825,665		$67.38	0.7%	5,011,089	0.4%	A+
Eisner Amper, LLP	750 Third Avenue	2020	141,546	9,646,708		$68.15	0.7%	9,646,708	0.8%
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	129,008	9,972,298		$77.30	0.7%	9,972,298	0.8%

Total			12,436,464	$674,225,745		$54.21	47.9%	$610,011,699	49.4%

(1) Reflects the net rent as of March 31, 2015 of $42.70 PSF for the 388-390 Greenwich Street lease.

(2) Corporate or bond rating from S&P or Moody’s.

Supplemental Information	First Quarter 2015

TENANT DIVERSIFICATION

Based on SLG Share of Annualized Cash Rent

Category	Manhattan Properties	Suburban Properties
Arts, Ent. & Recreation	3.8%	0.1%
Business Services	2.6%	3.9%
Financial Services	34.5%	30.6%
Government / Non Profit	3.9%	5.3%
Legal	8.4%	11.4%
Manufacturing	2.3%	10.4%
Medical	2.3%	4.8%
Other	5.3%	3.1%
Professional Services	6.2%	12.2%
Retail	5.5%	3.1%

TAMI
Technology	1.4%	3.3%
Advertising	5.4%	1.1%
Media	17.9%	10.6%
Information	0.5%	0.1%

Total	100.0%	100.0%

Supplemental Information	First Quarter 2015

Leasing Activity - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Available Space at 12/31/14			1,030,205

Space which became available during the Quarter (2):
Office
	110 East 42nd Street	1	1,242	1,242	$57.31
	120 West 45th Street	1	2,086	2,105	$62.99
	315 West 36th Street	1	15,969	15,969	$31.65
	420 Lexington Avenue	5	9,403	11,329	$42.61
	461 Fifth Avenue	1	1,850	1,850	$191.82
	521 Fifth Avenue	1	7,000	5,700	$46.33
	600 Lexington Avenue	1	4,135	4,144	$79.37
	800 Third Avenue	3	24,785	24,985	$53.69
	1350 Avenue of the Americas	1	1,980	1,988	$71.64
	Total/Weighted Average	15	68,450	69,312	$52.28

Retail
	625 Madison Avenue	2	1,701	2,421	$112.61
	Total/Weighted Average	2	1,701	2,421	$112.61

	Total Space which became available during the Quarter
	Office	15	68,450	69,312	$52.28
	Retail	2	1,701	2,421	$112.61
		17	70,151	71,733	$54.32

	Total Available Space		1,100,356

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Supplemental Information	First Quarter 2015

Leasing Activity - Manhattan Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,100,356
Office
	3 Columbus Circle	1	5.3	3,874	3,874	$79.00	$—	$70.00	3.0
	100 Church Street	1	19.1	2,560	3,507	$32.93	$—	$111.88	11.0
	100 Park Avenue	1	4.2	2,774	2,517	$77.00	$46.75	$85.67	2.0
	110 East 42nd Street	2	5.0	2,538	2,607	$55.39	$53.60	$20.04	0.4
	120 West 45th Street	2	5.4	6,197	5,955	$60.53	$62.99	$3.43	1.9
	125 Park Avenue	1	15.0	49,197	51,707	$56.50	$53.10	$70.00	11.0
	220 East 42nd Street	1	5.2	2,676	2,657	$60.00	$55.36	$33.40	2.0
	420 Lexington Avenue	11	4.8	16,625	22,237	$55.71	$47.74	$15.38	1.4
	521 Fifth Avenue	1	5.3	5,613	8,449	$64.00	$—	$105.51	3.0
	600 Lexington Avenue	1	3.0	4,135	4,144	$72.00	$79.37	$—	—
	625 Madison Avenue	2	6.3	25,328	25,861	$72.00	$—	$88.31	2.5
	711 Third Avenue	1	2.3	18,390	19,587	$46.00	$—	$63.42	1.0
	750 Third Avenue	1	6.0	4,723	5,993	$65.17	$—	$23.65	1.0
	800 Third Avenue	6	8.0	38,965	40,937	$59.62	$52.05	$12.76	3.1
	810 Seventh Avenue	4	8.8	31,882	36,675	$57.80	$55.20	$73.19	4.2
	1350 Avenue of the Americas	1	5.0	1,980	1,988	$86.00	$70.30	$9.26	2.0
	Total/Weighted Average	37	8.4	217,457	238,695	$59.34	$53.94	$53.57	4.5

Retail
	625 Madison Avenue	2	5.4	1,701	1,570	$249.03	$173.64	$—	—
	1515 Broadway	1	15.5	1,783	2,845	$1,529.00	$392.95	$—	6.0
	Total/Weighted Average	3	11.9	3,484	4,415	$1,073.83	$314.96	$—	3.9

Storage
	100 Church Street	1	19.1	781	781	$13.39	$—	$—	11.0
	125 Park Avenue	1	3.9	964	964	$6.22	$—	$—	—
	Total/Weighted Average	2	10.7	1,745	1,745	$9.43	$—	$—	4.9

Leased Space
	Office (3)	37	8.4	217,457	238,695	$59.34	$53.94	$53.57	4.5
	Retail	3	11.9	3,484	4,415	$1,073.83	$314.96	$—	3.9
	Storage	2	10.7	1,745	1,745	$9.43	$—	$—	4.9
	Total	42	8.5	222,686	244,855	$77.28	$62.85	$52.22	4.5

Total Available Space as of 3/31/15				877,670

Early Renewals
Office
	220 East 42nd Street	2	7.4	10,133	11,200	$61.64	$46.36	$13.45	4.0
	420 Lexington Avenue	4	3.5	4,515	6,031	$58.54	$48.20	$3.54	—
	485 Lexington Avenue	1	5.1	13,703	14,078	$72.52	$72.53	$—	1.0
	600 Lexington Avenue	1	10.7	8,875	8,875	$73.50	$64.56	$15.00	3.0
	609 Fifth Avenue	1	3.3	807	921	$74.75	$74.25	$6.63	1.5
	1350 Avenue of the Americas	1	8.3	20,068	20,507	$78.00	$75.47	$20.97	5.0
	Total/Weighted Average	10	7.2	58,101	61,612	$71.17	$65.25	$12.03	3.1

Storage
	420 Lexington Avenue	1	6.2	381	443	$35.00	$33.94	$—	—
	Total/Weighted Average	1	6.2	381	443	$35.00	$33.94	$—	—

Renewals
	Early Renewals Office	10	7.2	58,101	61,612	$71.17	$65.25	$12.03	3.1
	Early Renewals Storage	1	6.2	381	443	$35.00	$33.94	$—	—
	Total	11	7.2	58,482	62,055	$70.91	$65.02	$11.94	3.1

(1)	Annual initial base rent.
(2)	Escalated rent is calculated as total annual income less electric charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $58.96/rsf for 124,899 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $62.99/rsf for 186,511 rentable SF.

Supplemental Information	First Quarter 2015

Leasing Activity - Suburban Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Available Space at 12/31/14			1,128,724

Space which became available during the Quarter (2):
Office
	115-117 Stevens Avenue, Valhalla, New York	1	2,177	2,177	$23.30
	100 Summit Lake Drive, Valhalla, New York	1	2,042	2,042	$24.00
	500 Summit Lake Drive, Valhalla, New York	1	2,700	2,700	$25.62
	140 Grand Street, White Plains, New York	1	3,000	3,000	$43.18
	1 Landmark Square, Stamford, Connecticut	4	25,373	25,373	$41.75
	2 Landmark Square, Stamford, Connecticut	1	1,108	1,108	$32.12
	4 Landmark Square, Stamford, Connecticut	1	7,807	7,807	$34.81
	1010 Washington Boulevard, Stamford, Connecticut	2	1,012	1,012	$24.93
	Jericho Plaza, Jericho, New York	9	152,459	152,459	$38.89
	16 Court Street, Brooklyn, New York	2	1,925	2,603	$36.87
	Total/Weighted Average	23	199,603	200,281	$38.52

Storage
	1055 Washington Boulevard, Stamford, Connecticut	1	78	78	$12.00
	Jericho Plaza, Jericho, New York	2	3,594	3,594	$13.75
	Total/Weighted Average	3	3,672	3,672	$13.71

	Total Space which became available during the Quarter
	Office	23	199,603	200,281	$38.52
	Storage	3	3,672	3,672	$13.71
		26	203,275	203,953	$38.07

	Total Available Space		1,331,999

(1)	Escalated rent is calculated as total annual income less electric charges.
(2)	Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	First Quarter 2015

Leasing Activity - Suburban Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,331,999

Office
	1100 King Street - 5 Int’l Drive, Rye Brook, New York	1	3.1	1,068	1,068	$26.00	$—	$27.50	1.0
	115-117 Stevens Avenue, Valhalla, New York	1	10.7	3,096	3,096	$21.50	$—	$51.12	8.0
	100 Summit Lake Drive, Valhalla, New York	1	2.1	2,042	2,042	$25.00	$24.00	$4.00	1.0
	200 Summit Lake Drive, Valhalla, New York	1	1.0	2,011	2,011	$24.00	$—	$2.00	—
	1 Landmark Square, Stamford, Connecticut	5	4.8	20,925	20,967	$41.12	$40.68	$15.49	4.2
	4 Landmark Square, Stamford, Connecticut	1	3.6	7,807	7,807	$30.00	$34.81	$2.60	7.0
	6 Landmark Square, Stamford, Connecticut	2	8.2	8,153	8,555	$29.67	$11.46	$21.43	4.7
	1010 Washington Boulevard, Stamford, Connecticut	2	1.5	1,012	1,012	$24.63	$24.63	$—	—
	125 Chubb Way, Lyndhurst, New Jersey	1	11.0	10,696	10,696	$23.00	$—	$45.00	12.0
	Jericho Plaza, Jericho, New York	5	9.1	51,783	51,783	$33.10	$37.09	$15.55	5.5
	16 Court Street, Brooklyn, New York	2	1.5	1,925	2,674	$42.90	$35.89	$—	—
	Total/Weighted Average	22	7.5	110,518	111,711	$32.61	$35.10	$18.03	5.6

Storage
	Jericho Plaza, Jericho, New York	1	5.0	450	450	$18.00	$12.00	$—	—
	Total/Weighted Average	1	5.0	450	450	$18.00	$12.00	$—	—

Leased Space
	Office (3)	22	7.5	110,518	111,711	$32.61	$35.10	$18.03	5.6
	Storage	1	5.0	450	450	$18.00	$12.00	$—	—
	Total	23	7.5	110,968	112,161	$32.56	$34.95	$17.96	5.6

Total Available Space as of 3/31/15				1,221,031

Early Renewals
Office
	3 Landmark Square, Stamford, Connecticut	2	1.6	19,844	19,874	$31.91	$31.27	$0.78	0.3
	4 Landmark Square, Stamford, Connecticut	1	5.0	2,500	2,500	$30.00	$32.03	$19.83	—
	1010 Washington Boulevard, Stamford, Connecticut	1	5.0	5,642	5,642	$37.50	$37.00	$11.07	6.0
	1055 Washington Boulevard, Stamford, Connecticut	1	1.2	2,500	3,000	$28.00	$28.00	$—	—
	500 West Putnam Avenue, Greenwich, Connecticut	2	7.4	17,689	17,689	$40.00	$40.16	$10.34	5.7
	16 Court Street, Brooklyn, New York	1	4.0	2,165	2,179	$43.00	$31.04	$—	3.0
	Total/Weighted Average	8	4.3	50,340	50,884	$35.49	$34.83	$6.10	2.9

Renewals
	Early Renewals Office	8	4.3	50,340	50,884	$35.49	$34.83	$6.10	2.9
	Total	8	4.3	50,340	50,884	$35.49	$34.83	$6.10	2.9

(1)	Annual initial base rent.
(2)	Escalated Rent is calculated as total annual income less electric charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $34.28/rsf for 72,102 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $34.78/rsf for 122,986 rentable SF.

Supplemental Information	First Quarter 2015

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

		Consolidated Properties						Joint Venture Properties
Year of Lease Expiration		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2015 (1)		5	33,476	0.18%	$2,524,128	$75.40	$65.23	0	0	0.00%	$0	$0.00	$0.00
2nd Quarter 2015		12	105,199	0.57%	$6,686,328	$63.56	$70.18	8	113,173	3.38%	$5,700,924	$50.37	$56.79
3rd Quarter 2015		20	135,508	0.74%	$6,194,364	$45.71	$49.65	7	42,493	1.27%	$2,255,496	$53.08	$71.09
4th Quarter 2015		25	261,624	1.43%	$15,055,896	$57.55	$63.60	10	121,985	3.64%	$6,875,148	$56.36	$63.59

Total 2015		62	535,807	2.93%	$30,460,716	$56.85	$61.47	25	277,651	8.29%	$14,831,568	$53.42	$61.96

2016		78	862,225	4.71%	$54,910,795	$63.68	$70.34	18	148,440	4.43%	$8,760,336	$59.02	$68.74
2017		87	1,541,390	8.42%	$88,619,837	$57.49	$64.05	17	190,641	5.69%	$15,407,700	$80.82	$77.08
2018		67	679,446	3.71%	$50,977,008	$75.03	$101.65	25	467,338	13.95%	$33,844,410	$72.42	$71.11
2019		67	1,002,437	5.47%	$64,844,592	$64.69	$67.23	23	243,440	7.27%	$17,412,468	$71.53	$75.24
2020		64	2,412,017	13.17%	$143,695,692	$59.57	$66.73	14	280,994	8.39%	$15,380,208	$54.74	$66.75
2021		47	1,767,902	9.66%	$101,708,457	$57.53	$62.22	11	183,170	5.47%	$12,840,228	$70.10	$90.20
2022		40	889,787	4.86%	$53,883,324	$60.56	$76.32	10	134,335	4.01%	$7,927,164	$59.01	$67.91
2023		31	637,196	3.48%	$34,417,072	$54.01	$61.43	16	777,138	23.20%	$49,832,898	$64.12	$66.86
2024		22	507,236	2.77%	$31,627,188	$62.35	$67.68	13	146,694	4.38%	$9,255,372	$63.09	$67.99
Thereafter		73	4,839,326	26.43%	$280,525,904	$57.97	$66.47	22	500,434	14.94%	$36,234,024	$72.41	$83.12
		638	15,674,769	85.61%	$935,670,585	$59.69	$67.80	194	3,350,275	100.00%	$221,726,376	$66.18	$72.11

	(5)	1	2,634,670	14.39%	$112,498,596
		639	18,309,439	100.00%	$1,048,169,181

(1)	Includes month to month holdover tenants that expired prior to March 31, 2015.
(2)	Tenants may have multiple leases.
(3)	Represents in place annualized rent allocated by year of maturity.
(4)	Management’s estimate of average asking rents for currently occupied space as of March 31, 2015. Taking rents are typically lower than asking rents and may vary from property to property.
(5)	Citigroup’s net lease at 388-390 Greenwich Street which expires in 2035.

Supplemental Information	First Quarter 2015

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2015 (1)	19	66,975	2.01%	$2,376,575	$35.48	$34.99	3	11,659	1.27%	$486,840	$41.76	$36.00
2nd Quarter 2015	12	42,260	1.27%	$1,654,440	$39.15	$35.35	2	5,284	0.57%	$137,784	$26.08	$27.15
3rd Quarter 2015	11	91,424	2.74%	$3,598,992	$39.37	$36.41	3	35,106	3.82%	$1,185,240	$33.76	$32.84
4th Quarter 2015	17	86,194	2.59%	$2,733,420	$31.71	$32.25	5	16,612	1.81%	$532,704	$32.07	$26.00

Total 2015	59	286,853	8.61%	$10,363,427	$36.13	$34.67	13	68,661	7.46%	$2,342,568	$34.12	$31.29

2016	54	443,932	13.32%	$15,910,080	$35.84	$37.01	9	46,992	5.11%	$1,443,060	$30.71	$29.19
2017	49	212,338	6.37%	$8,485,224	$39.96	$38.74	9	74,654	8.12%	$2,491,716	$33.38	$34.50
2018	50	300,169	9.01%	$10,620,096	$35.38	$35.79	11	99,647	10.83%	$3,498,372	$35.11	$31.42
2019	42	551,443	16.55%	$15,852,180	$28.75	$29.47	20	108,472	11.79%	$3,009,240	$27.74	$28.91
2020	29	337,318	10.12%	$11,083,104	$32.86	$34.32	4	47,021	5.11%	$1,688,976	$35.92	$34.20
2021	21	291,449	8.75%	$7,607,004	$26.10	$27.10	7	101,097	10.99%	$3,475,860	$34.38	$35.00
2022	12	57,303	1.72%	$1,897,776	$33.12	$33.79	1	16,383	1.78%	$557,028	$34.00	$36.00
2023	18	196,372	5.89%	$6,639,072	$33.81	$34.64	3	88,750	9.65%	$2,805,228	$31.61	$33.21
2024	16	243,445	7.31%	$8,082,144	$33.20	$34.62	3	110,718	12.04%	$3,408,888	$30.79	$26.91
Thereafter	26	411,437	12.35%	$12,274,753	$29.83	$31.99	8	157,484	17.12%	$4,061,496	$25.79	$27.04
	376	3,332,059	100.00%	$108,814,860	$32.66	$33.43	88	919,879	100.00%	$28,782,432	$31.29	$30.75

(1) Includes month to month holdover tenants that expired prior to March 31, 2015.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of March 31, 2015. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	First Quarter 2015

ANNUAL LEASE EXPIRATIONS Retail Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

Prime Retail
2015 (1)	12	50,450	10.34%	$2,292,281	$45.44	$122.54	5	20,406	8.71%	$1,404,336	$68.82	$69.79
2016	9	61,253	12.56%	$3,005,248	$49.06	$50.90	2	18,202	7.77%	$1,477,809	$81.19	$81.50
2017	8	59,894	12.28%	$3,361,915	$56.13	$123.32	3	10,498	4.48%	$837,022	$79.73	$126.27
2018	3	21,420	4.39%	$1,375,632	$64.22	$74.69	1	4,500	1.92%	$403,668	$89.70	$90.00
2019	0	0	0.00%	$0	$0.00	$0.00	0	0	0.00%	$0	$0.00	$0.00
2020	8	39,535	8.10%	$6,878,474	$173.98	$294.19	0	0	0.00%	$0	$0.00	$0.00
2021	1	108,148	22.17%	$7,364,952	$68.10	$70.00	4	21,724	9.28%	$3,803,724	$175.09	$252.59
2022	1	1,366	0.28%	$205,836	$150.69	$299.00	3	55,437	23.67%	$17,888,604	$322.68	$469.54
2023	1	6,476	1.33%	$642,060	$99.14	$134.07	2	7,131	3.05%	$1,344,312	$188.52	$350.00
2024	3	53,651	11.00%	$2,401,692	$44.77	$53.68	1	7,793	3.33%	$944,856	$121.24	$898.00
Thereafter	7	85,664	17.56%	$6,919,862	$80.78	$389.23	7	88,469	37.78%	$57,661,704	$651.77	$739.67
	53	487,857	100.00%	$34,447,953	$70.61	$153.71	28	234,160	100.00%	$85,766,035	$366.27	$474.41

Vacancy (5)		29,856				$561.74		45,358				$713.14
		517,713				$177.24		279,518				$513.15

Other Retail
2015 (1)	10	34,253	4.29%	$3,150,661	$91.98	$114.49	3	1,573	0.67%	$250,891	$159.50	$129.21
2016	10	69,343	8.69%	$7,271,137	$104.86	$140.44	3	15,452	6.61%	$869,520	$56.27	$83.65
2017	8	35,021	4.39%	$4,519,400	$129.05	$227.13	4	6,940	2.97%	$1,891,271	$272.52	$408.42
2018	9	63,064	7.90%	$11,303,142	$179.23	$457.04	7	16,104	6.89%	$1,938,698	$120.39	$157.79
2019	6	55,654	6.97%	$3,179,312	$57.13	$100.55	2	10,100	4.32%	$1,466,667	$145.21	$222.87
2020	8	59,839	7.49%	$7,975,524	$133.28	$135.93	4	35,250	15.07%	$1,499,970	$42.55	$54.16
2021	8	13,392	1.68%	$1,304,530	$97.41	$123.92	3	15,992	6.84%	$4,447,605	$278.11	$351.29
2022	11	108,769	13.62%	$12,886,305	$118.47	$169.56	6	12,603	5.39%	$1,567,481	$124.37	$177.98
2023	6	40,433	5.06%	$5,277,607	$130.53	$134.07	2	3,248	1.39%	$422,346	$130.03	$135.39
2024	9	38,143	4.78%	$5,236,452	$137.28	$156.21	10	29,917	12.79%	$3,220,150	$107.64	$124.67
Thereafter	23	280,502	35.13%	$32,227,471	$114.89	$167.78	15	86,662	37.06%	$12,213,384	$140.93	$164.13
	108	798,413	100.00%	$94,331,541	$118.15	$178.75	59	233,841	100.00%	$29,787,982	$127.39	$159.45

Vacancy (5)		67,140				$293.84		110,994				$127.72
		865,553				$187.67		344,835				$149.24

(1) Includes month to month holdover tenants that expired prior to March 31, 2015.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of March 31, 2015. Taking rents are typically lower than asking rents and may vary from property to property.

(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	First Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2015	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	97.1	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	84.1	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	96.3	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	10.6	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	99.7	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	92.4	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	95.5	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.3	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	96.6	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	99.0	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	81.3	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	97.5	$285,000,000
				1,146,000			$1,255,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	93.5	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	9.8	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.0	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	89.2	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	88.7	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	99.0	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	99.7	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	99.4	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	65.2	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	—	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	29.1	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	91.9	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	88.4	$46,000,000
				879,919			$523,500,000
2014 Acquisition
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,585,000,000
				2,635,000			$1,585,000,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	First Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638

2014 Sales
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	$145,000,000	$344

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Supplemental Information	First Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2015	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	87.1	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	78.7	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	69.8	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	77.1	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	53.8	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	94.7	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	41.7	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	91.4	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	94.7	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	First Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2015	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	N/A	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	66.2	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	N/A	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	77.2	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	—	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	80.2	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	96.9	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	74.8	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	72.5	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	96.9	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	92.0	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	84.4	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	$—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	98.2	$386,775,000
Nov-13	Fifth Avenue Retail Assemblage	Fee Interest	Plaza District	66,962	74.6	63.7	$146,221,990
				658,884			$587,896,990
2014 Acquisition
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	$41,149,000
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	$52,000,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	$282,415,000
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	$27,400,000
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	—	$145,000,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	77.2	$32,250,000
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	$72,500,000
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	—	$295,000,000
				572,203			$947,714,000
2015 Acquisition
Feb-15	Stonehenge Portfolio	Fee Interest		2,589,184	96.5	96.5	$40,000,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	$6,798,627
				2,590,184			$46,798,627

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

Supplemental Information	First Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
				843,445	$300,620,908
2014 Sales
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	$114,947,844	$3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	$756,000,000	$207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	$160,000,000	$16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	$68,700,000	$5,023
Sep-14	180-182 Broadway	Fee Interest	Cast Iron / Soho	156,086	$222,500,000	$1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	$365,000,000	$1,030
				4,218,579	$1,687,147,844
2015 Sales
Jan-15	180 Maiden Lane	Fee Interest	Financial East	1,090,000	$470,000,000	$431

(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(4) The joint venture sold a 29% condominium interest in the property.

Supplemental Information	First Quarter 2015

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

Matthew J. DiLiberto

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Maggie Hui

Chief Accounting Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	Evan A. Smith	(212) 915-1220	evan.smith@cantor.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Credit Suisse	Ian C. Weissman	(212) 538-6889	ian.weissman@credit-suisse.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vance H. Edelson	(212) 761-0078	vance.edelson@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Bank of America — Merrill Lynch	Larry Zaccherio	(646) 855-7662	larry.zaccherio@baml.com
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner  during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).